                                               File Numbers 2-94173 and 811-4140

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X
                                                                   ----
                       Pre-Effective Amendment Number ___

                       Post-Effective Amendment Number 15
                                     and/or


           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
                                     1940  X
                                          ----

                               Amendment Number 15



                     ADVANTUS MORTGAGE SECURITIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


               400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA  55101
                    (Address of Principal Executive Offices)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (612) 228-4833


       ERIC J. BENTLEY, 400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA 55101
                     (Name and Address of Agent for Service)


                                    Copy to:
                           Michael J. Radmer, Esquire
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                       Minneapolis, Minnesota  55402-1498


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)

          ___ immediately upon filing pursuant to paragraph (b)
           X  On January 31, 1997 pursuant to paragraph (b)
          ___
          ___ 60 days after filing pursuant to paragraph (a)(1)
          ___ on (date) pursuant to paragraph (a)(1)
          ___ 75 days after filing pursuant to paragraph (a)(2)
          ___ on (date) pursuant to paragraph (a)(2) of Rule 485.
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
          ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Pursuant to Regulation 270.24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of its common shares under the Securities Act of 1933. The Rule 24f-2 Notice for Registrant's most recent fiscal year was filed November 18, 1996.

                       ADVANTUS MORTGAGE SECURITIES FUND, INC.
                         Registration Statement on Form N-1A

                        --------------------------------

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 481(a)

                        --------------------------------

ITEM NO.                                                PROSPECTUS HEADING
--------                                                ------------------
   1.   Cover Page . . . . . . . . . . . . . . . .      Cover Page

   2.   Synopsis . . . . . . . . . . . . . . . . .      Prospectus Summary;
                                                        Fees and Expenses

   3.   Financial Highlights . . . . . . . . . . .      Financial Highlights;
                                                        Investment
                                                        Performance

   4.   General Description of Registrant  . . . .      Investment Objectives,
                                                        Policies and Risks;
                                                        Portfolio Turnover;
                                                        Management of the Fund;
                                                        General Information


   5.  Management of the Fund . . . . . . . . . .       Management of the Fund;
                                                        General Information


   6.  Capital Stock and Other Securities . . . .       Dividends and Capital
                                                        Gains Distributions;
                                                        Taxes; General
                                                        Information

   7.  Purchase of Securities Being Offered . . .       Purchase of Fund
                                                        Shares; Sales
                                                        Charges; Special
                                                        Purchase Plans

   8.  Redemption or Repurchase . . . . . . . . .       Redemption of Fund
                                                        Shares;
                                                        Reinstatement
                                                        Privilege

   9.  Pending Legal Proceedings  . . . . . . . .       Not Applicable


ADDITIONAL                                              STATEMENT OF
----------                                              ------------
ITEM NO.                                                INFORMATION HEADING
--------                                                -------------------


  10.  Cover Page . . . . . . . . . . . . . . . .       Cover Page

  11.  Table of Contents. . . . . . . . . . . . .       Table of Contents

  12.  General Information and History  . . . . .       General Information
                                                        and History

  13.  Investment Objectives and Policies . . . .       Investment Objectives
                                                        and Policies;
                                                        Investment
                                                        Restrictions;
                                                        Portfolio Turnover

  14.  Management of the Fund . . . . . . . . . .       Directors and
                                                        Executive Officers;
                                                        Director Liability

  15.  Control Persons and Principal Holders
       of Securities . . . . . . . . . . . . . .        Capital Stock and
                                                        Ownership of Shares

  16.  Investment Advisory and Other Services . .       Investment Advisory
                                                        and Other Services

  17.  Brokerage Allocation . . . . . . . . . . .       Portfolio
                                                        Transactions and
                                                        Allocation of
                                                        Brokerage

  18.  Capital Stock and Other Securities . . . .       Capital Stock and
                                                        Ownership
                                                        of Shares

  19.  Purchase, Redemption and Pricing
       of Securities Being Offered. . . . . . . .       How to Buy Shares;
                                                        Net Asset Value and
                                                        Public Offering
                                                        Price; Reduced
                                                        Sales Charges;
                                                        Shareholder
                                                        Services; Redemptions

  20.  Tax Status . . . . . . . . . . . . . . . .       Distributions and Tax
                                                        Status

  21.  Underwriters . . . . . . . . . . . . . . .       Investment Advisory
                                                        and Other Services

  22.  Calculation of Performance Data  . . . . .       Calculation of
                                                        Performance Data

  23.  Financial Statements . . . . . . . . . . .       Financial Statements

                        [ADVANTUS -TM- FAMILY OF FUNDS]
   PROSPECTUS DATED JANUARY 31, 1997


  ADVANTUS MORTGAGE SECURITIES FUND, INC.

----------------------------------------------------------------------
      400 Robert Street North - St. Paul, Minnesota 55101 - 1-800-443-3677
--------------------------------------------------------------------------------

    Advantus Mortgage Securities Fund, Inc. ("Mortgage Securities Fund" or the "Fund") is an open-end diversified management investment company, commonly called a mutual fund. The Fund currently offers its shares in three classes:
Class A, Class B and Class C. Each class is sold pursuant to different sales arrangements and bears different expenses.
    The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk. Mortgage Securities Fund pursues its objective by investing primarily in mortgage-related securities which directly or indirectly provide funds for residential mortgage loans made to home buyers throughout the United States. These loans are originated primarily by savings and loan institutions, mortgage bankers, commercial banks and other mortgage lenders and are grouped into pools by various governmental, government-related and private organizations.
    There is risk in all investments. There can be no assurance that the Fund will achieve its objective.
    SHARES   OF  THE  FUND  MAY  BE   SOLD  THROUGH  BANKS  OR  OTHER  FINANCIAL
INSTITUTIONS. THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN THE FUND'S NET ASSET VALUE.

    This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing and it should be retained for future reference. A "Statement of Additional Information" dated January 31, 1997, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write or call the Fund at the address or telephone number shown above.


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

TABLE OF
CONTENTS
---------


PROSPECTUS SUMMARY...........................          3

FEES AND EXPENSES............................          5

FINANCIAL HIGHLIGHTS.........................          7

INVESTMENT OBJECTIVES, POLICIES AND RISKS....          9

PORTFOLIO TURNOVER...........................         15

MANAGEMENT OF THE FUND.......................         15

PURCHASE OF FUND SHARES......................         17

SALES CHARGES................................         19

SPECIAL PURCHASE PLANS.......................         22

EXCHANGE AND TELEPHONE TRANSFER OF FUND
SHARES.......................................         22

REDEMPTION OF FUND SHARES....................         23

TELEPHONE TRANSACTIONS.......................         25

REINSTATEMENT PRIVILEGE......................         25

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS ...         25

TAXES........................................         26

INVESTMENT PERFORMANCE.......................         27

GENERAL INFORMATION..........................         28

COUNSEL AND INDEPENDENT AUDITORS.............         29

CUSTODIAN....................................         29


  No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or MIMLIC Sales. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

--------------------------------------------
PROSPECTUS
SUMMARY


                  Advantus Mortgage Securities Fund, Inc. ("Mortgage Securities Fund" or the "Fund") is an open-end diversified investment company, commonly called a mutual fund. The Fund offers investors the choice between three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. The Fund is a member of a family of mutual funds known as the "Advantus Funds." The Advantus Funds consist of the Fund and nine other mutual funds, all of which share the same investment adviser. Except for Advantus Money Market Fund, Inc., all of the Advantus Funds offer more than one class of shares (the "Advantus Load Funds").


--------------------------------------------
INVESTMENT
OBJECTIVE A summary of the investment objective of the Fund, together with a brief description of the types of securities in which the Fund will invest in pursuit of its investment objective, can be found on the cover page of this Prospectus. See also "Investment Objectives, Policies and Risks."

--------------------------------------------
INVESTMENT
ADVISER Advantus Capital Management, Inc. ("Advantus Capital") acts as investment adviser to the Fund and receives an annual fee equal to a stated percentage of average daily net assets of the Fund. Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management"). MIMLIC Management is a subsidiary of The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"). See "Management of the Fund."

--------------------------------------------
HOW TO PURCHASE
FUND SHARES MIMLIC Sales Corporation ("MIMLIC Sales"), a subsidiary of MIMLIC Management, acts as the principal underwriter (distributor) of the shares of the Fund. Shares of the Fund may be purchased from MIMLIC Sales, and from certain other broker-dealers, at the price per share next determined after receipt of a purchase order in proper form. The minimum initial purchase is $250. Additional investments can be made at any time for $25 or more. Shares of the Fund are sold in three classes which are subject to different sales charges. Broker-dealers and sales personnel of MIMLIC Sales may receive different compensation depending on which class of shares they sell.
  CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. (Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase.) Class A shares are not subject to any charges when they are redeemed. The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .30% of the Fund's average daily net assets attributable to Class A shares. See "Sales Charges--Class A Shares."
  CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately twenty-eight to eighty-four months after purchase, depending on the amount purchased. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "Sales Charges--Class B Shares."
  CLASS C SHARES. Class C shares are sold without either an initial sales charge or a contingent deferred sales charge. Class C shares are also subject to a higher Rule 12b-1 fee, paid at an annual rate of 1.00% of the Fund's average daily net assets attributable to Class C shares. Class C shares will automatically convert to Class A shares at net asset value approximately forty to ninety-six months after purchase, depending on the amount purchased. Class C shares also provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Although not subject to a contingent deferred sales charge, Class C shares must be held longer than Class B shares before they convert automatically to Class A shares, and are subject to the higher Rule 12b-1 fee during the longer holding period. In addition, like Class B shares, Class C shares will have a higher expense ratio and pay lower dividends than Class A shares, due to the higher Rule 12b-1 fee, prior to conversion. See "Sales Charges--Class C Shares."
  CHOOSING A CLASS. The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.

--------------------------------------------
HOW TO REDEEM
FUND SHARES Shareholders may redeem (sell) shares of the Fund at the per share net asset value next determined following receipt by the Fund (at the mailing address listed on the cover page) of a written redemption request. Class A and Class C shares of the Fund are redeemable at net asset value without charge. Class B shares of the Fund are also redeemable at net asset value but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. The amount of the contingent deferred sales charge, as well as the period during which it applies, varies with the amount purchased. Shares of the Fund may also be redeemed by telephone, if this option has been selected. See "Redemption of Fund Shares."

--------------------------------------------
INCOME AND
TAXES Net investment income is the amount of dividends and interest earned on the Fund's securities less operating expenses. It is distributed to shareholders monthly. Capital gains may be realized on the sale of the Fund's securities. Capital gains, when available, are generally distributed once a year during December. See "Dividends and Capital Gains Distributions."
  As a regulated investment company, the Fund is not taxed on the net investment income and capital gains it distributes to its shareholders. For income tax purposes, shareholders must report any net investment income and capital gains distribution reported to them as income. Shareholders of the Fund receive an annual statement detailing federal tax information. See "Taxes."

--------------------------------------------
RISK
FACTORS In addition to the other information set forth in this Prospectus, prospective investors in the Fund should consider the following factors:
- The Fund may, with respect to 25% of its total
  assets, invest in excess of 5% of its total assets in securities of a single issuer.
- The value of fixed income securities, such as those
  purchased by the Fund, may be expected to vary inversely to changes in the prevailing market interest rates. In addition, in periods of declining interest rates, the rate of prepayment of mortgages underlying mortgage-related securities (such as those purchased by Mortgage Securities
  Fund) tends to increase, with the result that such prepayments must be reinvested at lower rates.
- The Fund may invest up to 10% of its net assets in securities which are restricted as to disposition or otherwise illiquid. These may include inverse floating rate securities, which are extremely sensitive to changes in interest rates, and "interest only" and "principal only" stripped mortgage-backed securities, the yield and price of which are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets.
- Mortgage Securities Fund may enter into interest rate futures contracts, which provide for the future delivery of fixed income securities, as a hedge against anticipated interest rate changes. These instruments involve the additional risk to the Fund that futures prices will not correlate with cash prices and that the Fund's investment adviser may be incorrect in its expectations as to the direction and extent of interest rate movements.
- The Fund may purchase and sell certain types of options contracts. The use of options contracts involves additional potential risks, in addition to the risks associated with the underlying securities on which such options are written, including the risk that the prices of such underlying securities will not move as anticipated.
    For discussions of risks associated with specific investments and risks associated with investing in the Fund see "Investment Objectives, Policies and Risks."

--------------------------------------------------------------------------------
                 The  purpose  of  this  table  is  to  assist  the  investor in
FEES AND         understanding the various costs  and expenses that an  investor
EXPENSES         in the Fund will bear directly or indirectly.
---------

                                                              CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES

MAXIMUM SALES LOAD IMPOSED ON PURCHASES
(AS A PERCENTAGE OF OFFER PRICE)                               5.00%     0.00%     0.00%
-----------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD
(AS A PERCENTAGE OF REDEMPTION PROCEEDS)                       0.00%     5.00%     0.00%
-----------------------------------------------------------------------------------------
SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                        0         0         0
-----------------------------------------------------------------------------------------
REDEMPTION FEES+                                                  0         0         0
-----------------------------------------------------------------------------------------
EXCHANGE FEES
  - ON FIRST FOUR EXCHANGES EACH YEAR                             0         0         0
  - ON EACH ADDITIONAL EXCHANGE                               $7.50     $7.50     $7.50
  +REDEMPTION PROCEEDS SENT BY WIRE ARE SUBJECT TO A WIRE
   CHARGE OF $5.00, WHICH WILL BE ADDED TO THE AMOUNT
   REDEEMED.
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
INVESTMENT ADVISORY FEES                                      0.575%    0.575%    0.575%
-----------------------------------------------------------------------------------------
RULE 12b-1 FEES (AFTER EXPENSES WAIVED) *                      0.25%**   1.00%     1.00%
-----------------------------------------------------------------------------------------
OTHER EXPENSES (AFTER EXPENSES WAIVED)***                     0.125%    0.125%    0.125%
                                                              -------   -------   -------
TOTAL FUND OPERATING EXPENSES AFTER EXPENSES WAIVED)***         .95%     1.70%     1.70%
                                                              -------   -------   -------



     *A  LONG-TERM  SHAREHOLDER  MAY      SEPTEMBER 30), BUT  IT RESERVES  THE
PAY  DISTRIBUTION  FEES,  WHICH  ARE      RIGHT TO CEASE SUCH WAIVER, IN WHOLE
CONSIDERED TO  BE ASSET-BASED  SALES      OR    IN   PART,    AT   ANY   TIME.
CHARGES, WHICH  EXCEED THE  ECONOMIC      ***THE FUND'S INVESTMENT ADVISER AND
EQUIVALENT  OF THE MAXIMUM FRONT-END      MIMLIC SALES VOLUNTARILY ABSORBED OR
SALES  CHARGES   PERMITTED  BY   THE      WAIVED  CERTAIN EXPENSES OF THE FUND
NATIONAL ASSOCIATION  OF  SECURITIES      FOR  THE  YEAR  ENDED  SEPTEMBER 30,
DEALERS, INC.                             1996. IF THE  FUND HAD BEEN  CHARGED
    **THE FUND HAS ADOPTED A PLAN OF      FOR  THESE  EXPENSES,  THE  RATIO OF
DISTRIBUTION, PURSUANT TO RULE 12B-1      TOTAL  FUND  OPERATING  EXPENSES  TO
UNDER  THE INVESTMENT COMPANY ACT OF      AVERAGE DAILY NET ASSETS WOULD  HAVE
1940, WHICH PROVIDES FOR THE PAYMENT      BEEN 1.40% FOR CLASS A SHARES, 2.09%
TO  MIMLIC  SALES OF  A DISTRIBUTION      FOR CLASS  B  SHARES AND  2.08%  FOR
FEE  EQUAL TO AN ANNUAL RATE OF .30%      CLASS C SHARES.  IN ADDITION, IT  IS
OF    AVERAGE   DAILY   NET   ASSETS      THE  FUND'S   INVESTMENT   ADVISER'S
ATTRIBUTABLE  TO  CLASS A  SHARES OF      PRESENT INTENTION  TO  ABSORB  OTHER
THE  FUND. MIMLIC SALES IS CURRENTLY      EXPENSES DURING  THE CURRENT  FISCAL
WAIVING THAT PORTION OF DISTRIBUTION      YEAR  WHICH EXCEED,  AS A PERCENTAGE
FEE WHICH EXCEEDS,  AS A  PERCENTAGE      OF  AVERAGE DAILY NET ASSETS, .125%.
OF   AVERAGE   DAILY   NET    ASSETS      THE  FUND'S INVESTMENT  ADVISER ALSO
ATTRIBUTABLE  TO  CLASS  A   SHARES,      RESERVES  THE  OPTION TO  REDUCE THE
 .25%. IT  IS MIMLIC  SALES'  PRESENT      LEVEL  OF  OTHER  EXPENSES  WHICH IT
INTENTION TO WAIVE DISTRIBUTION FEES      WILL VOLUNTARILY ABSORB.
AS SUCH  LEVEL  DURING  THE  CURRENT
FISCAL YEAR (ENDING

--------------------------------------------
SHAREHOLDER EXPENSE
EXAMPLE   You would pay  the following expenses on  a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the end of each time period.


YEAR REDEEMED    CLASS A      CLASS B      CLASS C
----------------------------------------------------

          1     $      59    $      67    $      17

          3            79           89           54

          5           100          107           92

         10           161          172*         181**


  An investor would pay the following expenses on the same investment in Class B shares, assuming no redemption:


YEAR REDEEMED    CLASS B
--------------------------

          1     $      17

          3            54

          5            92

         10           172*


    *REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES (WHICH PAY LOWER ONGOING EXPENSES) APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
   **REFLECTS CONVERSION OF CLASS C SHARES TO CLASS A SHARES (WHICH PAY LOWER ONGOING EXPENSES) APPROXIMATELY EIGHT YEARS AFTER PURCHASE.

  THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
              The following financial highlights  table shows certain per  share data  and selected important  financial information for evaluating
FINANCIAL the Fund's results. This information has been audited by KPMG Peat HIGHLIGHTS Marwick LLP, independent auditors, and should be read in ----------- conjunction with the audited financial statements contained in the
              Fund's Annual Report to Shareholders.




                                                                          CLASS A
                        -----------------------------------------------------------------------------------------------------------
                                                 PERIOD FROM
                                                 NOVEMBER 1,
                             YEAR ENDED            1993 TO
                            SEPTEMBER 30,       SEPTEMBER 30,                         YEAR ENDED OCTOBER 31,
                          1996      1995(F)        1994(E)       1993      1992      1991      1990      1989      1988      1987
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD     $ 10.36      $  9.70      $ 11.06      $ 10.94   $ 10.80   $ 10.04   $ 10.24   $ 10.16   $  9.78   $ 10.63
                        -----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
NET INVESTMENT INCOME       .62          .62          .53          .63       .71       .79       .83       .86       .88       .88
NET GAINS OR LOSSES ON
SECURITIES (BOTH
REALIZED AND
UNREALIZED)                (.13)         .65         (.99)         .55       .15       .76      (.20)      .08       .37      (.66)
                        -----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                  .49         1.27         (.46)        1.18       .86      1.55       .63       .94      1.25       .22
                        -----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
DIVIDENDS FROM NET
INVESTMENT INCOME          (.62)        (.61)        (.53)        (.63)     (.72)     (.79)     (.83)     (.86)     (.87)     (.88)
DISTRIBUTIONS FROM
CAPITAL GAINS                --           --         (.37)        (.43)       --        --        --        --        --      (.19)
                        -----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS        (.62)        (.61)        (.90)       (1.06)     (.72)     (.79)     (.83)     (.86)     (.87)    (1.07)
                        -----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
OF PERIOD               $ 10.23      $ 10.36      $  9.70      $ 11.06   $ 10.94   $ 10.80   $ 10.04   $ 10.24   $ 10.16   $  9.78
                        --------   ----------   -------------  --------  --------  --------  --------  --------  --------  --------
TOTAL RETURN (a)            4.8%        13.5%        (4.3)%(b)    11.4%      8.2%     16.0%      6.4%      9.8%     13.2%      2.0%
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF
PERIOD
(IN THOUSANDS)          $23,692      $25,317      $27,105      $27,073   $20,996   $16,554   $13,737   $14,881   $14,859   $13,213
-----------------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO
AVERAGE DAILY NET
ASSETS (c)                 1.26%        1.29%        1.24%(d)     1.17%     1.25%     1.18%     1.05%     1.04%      .84%      .60%
-----------------------------------------------------------------------------------------------------------------------------------
RATIO OF NET
INVESTMENT INCOME TO
AVERAGE DAILY NET
ASSETS (c)                 6.05%        6.23%        5.73%(d)     5.77%     6.56%     7.64%     8.23%     8.64%     8.79%     8.61%
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER
RATE
(EXCLUDING SHORT-TERM
SECURITIES)               125.2%       203.7%       236.2%       135.0%    137.3%     48.4%      2.9%     67.4%     35.3%     42.6%



   (A)   TOTAL  RETURN  FIGURES  ARE      1.31%, 1.36%,  1.29%,  1.06%,  1.05%
BASED   ON   A   SHARE   OUTSTANDING      AND  .96%,  RESPECTIVELY,  AND   THE
THROUGHOUT THE PERIOD AND ASSUMES RATIO OF NET INVESTMENT INCOME TO REINVESTMENT OF DISTRIBUTIONS AT NET AVERAGE DAILY NET ASSETS WOULD HAVE ASSET VALUE. TOTAL RETURN FIGURES DO BEEN 5.91%, 6.10%, 5.56%, 5.63%, NOT REFLECT THE IMPACT OF FRONT- END 6.45%, 7.53%, 8.62%, 8.58% AND
SALES CHARGES.                            8.25%, RESPECTIVELY.
   (B) TOTAL RETURN IS PRESENTED FOR      (D) ADJUSTED TO AN ANNUAL BASIS.
THE PERIOD FROM NOVEMBER 1, 1993  TO      (E)  DURING  1994, THE  FUND CHANGED
SEPTEMBER 30, 1994.                       ITS FISCAL YEAR END FROM OCTOBER  31
   (C)   THE   FUND'S   ADVISER  AND      TO SEPTEMBER 30.
DISTRIBUTOR VOLUNTARILY WAIVED OR (F) EFFECTIVE MARCH 1, 1995, THE ABSORBED $35,718, $36,128, $43,505, FUND ENTERED INTO A NEW INVESTMENT $34,773, $21,104, $11,682, $3,375, ADVISORY AGREEMENT WITH ADVANTUS
$28,926 AND $50,149 IN EXPENSES FOR CAPITAL MANAGEMENT, INC. PRIOR TO THE YEARS ENDED SEPTEMBER 30, 1996 MARCH 1, 1995, THE FUND HAD AN AND 1995, THE PERIOD ENDED SEPTEMBER INVESTMENT ADVISORY AGREEMENT WITH
30, 1994 AND THE YEARS ENDED OCTOBER      MIMLIC ASSET MANAGEMENT COMPANY.
31, 1993, 1992, 1991, 1989, 1988 AND
1987,   RESPECTIVELY.  IF   CLASS  A
SHARES HAD  BEEN CHARGED  FOR  THESE
EXPENSES,  THE RATIO  OF EXPENSES TO
AVERAGE DAILY NET ASSETS WOULD  HAVE
BEEN 1.40%, 1.42%, 1.41%,

--------------------------------------------------------------------------------
              The  following financial highlights table  shows certain per share data and selected important  financial information for  evaluating
FINANCIAL the Fund's results. This information has been audited by KPMG Peat HIGHLIGHTS Marwick LLP, independent auditors, and should be read in ----------- conjunction with the audited financial statements contained in the
              Fund's Annual Report to Shareholders.




                                                           CLASS B                                     CLASS C
                                      -------------------------------------------------   ---------------------------------
                                                                          PERIOD FROM                         PERIOD FROM
                                                                          AUGUST 19,                           MARCH 1,
                                                YEAR ENDED                1994(a) TO        YEAR ENDED        1995(a) TO
                                               SEPTEMBER 30,             SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                           1996           1995(H)            1994              1996              1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $10.37           $ 9.70           $ 9.70            $10.37            $ 9.90
                                      -------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME                        .54              .53              .06               .54               .31
NET GAINS OR LOSSES ON SECURITIES
(BOTH REALIZED AND UNREALIZED)              (.13)             .67             (.13)             (.14)              .47
                                      -------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS             .41             1.20             (.07)              .40               .78
                                      -------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
DIVIDENDS FROM NET INVESTMENT INCOME        (.54)            (.53)            (.06)             (.54)             (.31)
DISTRIBUTIONS FROM CAPITAL GAINS              --               --               --                --                --
                                      -------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (.54)            (.53)            (.06)             (.54)             (.31)
                                      -------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $10.24           $10.37           $ 9.70            $10.23            $10.37
                                          ------           ------           ------            ------            ------
TOTAL RETURN (b)                             4.1%            12.7%             (.7)%(f)          4.1%              7.9%(d)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (IN
THOUSANDS)                                $3,375           $1,084              $60            $1,139              $321
---------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE DAILY
NET ASSETS (c)                              2.01%            2.05%             .28%(g)          2.01%             2.05%(e)
---------------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
AVERAGE DAILY NET ASSETS (c)                5.38%            5.32%             .60%(g)          5.39%             5.26%(e)
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE (EXCLUDING
SHORT-TERM SECURITIES)                     125.2%           203.7%           236.2%            125.2%            203.7%



   (A) COMMENCEMENT OF OPERATIONS.        (D) TOTAL  RETURN IS  PRESENTED  FOR
   (B) TOTAL RETURN FIGURES ARE THE PERIOD MARCH 1, 1995, BASED ON A SHARE OUTSTANDING COMMENCEMENT OF OPERATIONS, TO
THROUGHOUT  THE  PERIOD  AND ASSUMES      SEPTEMBER 30, 1995.
REINVESTMENT OF DISTRIBUTIONS AT NET      (E) ADJUSTED TO AN ANNUAL BASIS.
ASSET VALUE. TOTAL RETURN FIGURES DO (F) TOTAL RETURN IS PRESENTED FOR NOT REFLECT THE IMPACT OF CONTINGENT THE PERIOD FROM AUGUST 19, 1994,
DEFERRED SALES CHARGES.                   COMMENCEMENT   OF   OPERATIONS,   TO
   (C)   THE   FUND'S   ADVISER  AND      SEPTEMBER 30, 1994.
DISTRIBUTOR  VOLUNTARILY  WAIVED  OR      (G)  RATIOS PRESENTED FOR THE PERIOD
ABSORBED $35,718 AND $36,128 IN FROM AUGUST 19, 1994 TO SEPTEMBER EXPENSES FOR THE YEARS ENDED 30, 1994 ARE NOT ANNUALIZED AS THEY
SEPTEMBER  30,  1996  AND  1995.  IF      ARE  NOT  INDICATIVE  OF ANTICIPATED
CLASS B SHARES HAD BEEN CHARGED  FOR      ANNUAL RESULTS.
THESE EXPENSES, THE RATIO OF (H) EFFECTIVE MARCH 1, 1995, THE EXPENSES TO AVERAGE DAILY NET ASSETS FUND ENTERED INTO A NEW INVESTMENT WOULD HAVE BEEN 2.09% AND 2.11%, ADVISORY AGREEMENT WITH ADVANTUS
RESPECTIVELY, AND THE RATIO OF NET CAPITAL MANAGEMENT, INC. PRIOR TO INVESTMENT INCOME TO AVERAGE DAILY MARCH 1, 1995, THE FUND HAD AN ASSETS WOULD HAVE BEEN 5.30% AND INVESTMENT ADVISORY AGREEMENT WITH
5.26%,  RESPECTIVELY.  IF  CLASS   C      MIMLIC ASSET MANAGEMENT COMPANY.
SHARES  HAD  BEEN CHARGED  FOR THESE
EXPENSES, THE RATIO  OF EXPENSES  TO
AVERAGE  DAILY NET ASSETS WOULD HAVE
BEEN 2.08% AND 2.11%,  RESPECTIVELY,
AND  THE  RATIO  OF  NET  INVESTMENT
INCOME TO AVERAGE DAILY ASSETS WOULD
HAVE   BEEN    5.32%   AND    5.20%,
RESPECTIVELY.

--------------------------------------------
INVESTMENT
OBJECTIVES,
POLICIES AND RISKS

                           Mortgage  Securities Fund  is a  mutual fund designed
                           for investors seeking a high level of current  income
consistent with prudent investment risk. This investment objective of Mortgage Securities Fund may not be changed without the approval of a majority of the outstanding shares of Mortgage Securities Fund. There can be no assurance that Mortgage Securities Fund will achieve its objective.
  In seeking to achieve its objective, Mortgage Securities Fund invests primarily in a diversified portfolio of mortgage-related securities. It is the Fund's investment policy, except when the Fund assumes a temporary defensive position, to have at least 65% of the value of its total assets invested in mortgage-related securities. This investment policy is deemed fundamental and may not be changed without approval by a majority of the outstanding shares of the Fund. Mortgage Securities Fund's other investment policies, except "fundamental" investment restrictions (see below), may be changed at any time without shareholder approval, although shareholders will be notified of those changes.
--------------------------------------------
INVESTMENT
POLICIES The mortgage-related securities in which Mortgage Securities Fund principally invests provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as Mortgage Securities Fund) by various governmental, government-related and private organizations. (Mortgage Securities Fund may also invest to a limited extent in debt securities which, although not mortgage-related, are secured by mortgages on commercial real estate or residential rental properties. See "Other Securities.")
  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities usually provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid, to the servicer, the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, curtailments (partial prepayment) or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.
  The governmental and government-related guarantors do not guarantee Mortgage Securities Fund's yield or the price of its shares. The net asset value of Mortgage Securities Fund fluctuates in response to changes in the general level of interest rates. When interest rates rise, prices of fixed income securities held by Mortgage Securities Fund tend to fall and the rate of prepayment of mortgages underlying mortgage-related securities tends to decline (lengthening the average maturity of the Fund's portfolio). In periods of declining interest rates, however, the prices of such securities tend to rise and the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, and such prepayments must be reinvested at the then prevailing lower interest rates. In addition, the net asset value of Mortgage Securities Fund may fluctuate in response to the market's perception of the creditworthiness of the issuers of the Fund's portfolio securities. See "Risks of Investing in the Fund."
  The Fund expects that under normal circumstances the effective duration of its portfolio will range from three to seven and one-half years. Duration is a measure of the time-weighted average term to maturity of a security's payment schedule, and of the relative price sensitivity of a security to changes in interest rates. A security with a longer duration has greater price sensitivity, and thus greater risk, relative to a similar security with a shorter duration. As a rule of thumb, a portfolio of fixed income securities will experience a percentage decrease in principal value equal to its duration for each 1% increase in current interest rates. For example, if the Fund held securities with an effective duration of five years and current interest rates increased by 1%, the principal value of such securities could be expected to decrease by approximately 5%.

  Mortgage Securities Fund expects under normal circumstances to have substantially all of its assets in high-grade mortgage-related securities either
(i) issued by U.S. Government owned or sponsored corporations or (ii) rated A or better by Moody's Investors Services, Inc., ("Moody's") or Standard & Poor's Corporation ("S&P") or rated at a comparable level by an independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser. (See "Debt Securities and Down-Graded Instruments" in the Statement of Additional Information.) At times Mortgage Securities Fund may invest in mortgage-related securities rated BBB or Baa by S&P or Moody's, respectively, (or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser) when deemed by its investment adviser to be consistent with the Fund's objective of high current income to the extent consistent with prudent investment risk; however, no such investments will be made in excess of 20% of the value of Mortgage Securities Fund's total assets. (Such investments will be considered mortgage-related securities for purposes of the policy that Mortgage Securities Fund invest at least 65% of the value of its total assets in mortgage-related securities.) To the extent that the Fund invests in mortgage-related securities rated BBB or Baa by S&P or Moody's, respectively, however, it will be investing in securities which have speculative elements. The Fund's investment adviser monitors continuously the ratings of securities held by Mortgage Securities Fund and the creditworthiness of their issuers. For further information about risks associated with securities rated BBB or Baa by S&P or Moody's, respectively, see "Risks of Investing in the Fund." For further information about the characteristics of mortgage-related securities, and for a description of the ratings used by Moody's and S&P, see the Statement of Additional Information.


  U.S. GOVERNMENT SECURITIES. The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.


  Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association and the Federal Home Loan Mortgage Association. The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/ servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.


  The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. Government.

  NON-GOVERNMENTAL SECURITIES. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets Mortgage Securities Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage Securities Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Fund's investment adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Mortgage Securities Fund will not purchase mortgage-related securities or any other assets which in its investment adviser's opinion are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid.
  COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in collateralized mortgage obligations ("CMOs"), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a "tranche," is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or tranches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.
  In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.
  The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. For that reason, and except as otherwise provided (see the following paragraphs for a discussion of the Fund's investment policies regarding CMOs known as "Z" bonds and inverse or reverse floating CMOs), the Fund will not purchase a CMO tranche unless, at the time of purchase, such tranche is part of a series with either the first or second highest priority within the CMO to receive cash flows. These types of CMOs tend to provide more predictable and stable returns, but carry lower current yields, than other more volatile CMOs (which have a lower cash flow priority). A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Fund may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Fund's purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Fund tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.
  The Fund may also purchase CMOs known as "accrual" or "Z" bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, the Fund will not purchase a Z bond if the Fund's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Fund's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).
  The Fund may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Fund would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, the Fund will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 10% of the Fund's net assets.
  STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates).

Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.
  The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy the Fund will treat all IOs and POs as illiquid securities. Therefore, the Fund will limit its investments in IOs and POs, together with all other illiquid securities, to 10% of the Fund's net assets. See "Investment Restrictions."

  OTHER SECURITIES. Mortgage Securities Fund may invest up to 35% of the value of its total assets in the following types of securities: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's, and (iv) debt securities which, although not mortgage-related securities, are rated BBB or Baa or better by S&P or Moody's, respectively, or, if not rated, are of equivalent investment quality as determined by Mortgage Securities Fund's investment adviser. The Fund will not, however, invest more than 20% of its total assets in debt securities, including both mortgage-related securities and debt securities not mortgage-related, rated BBB or Baa by S&P or Moody's, respectively, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser. To the extent the Fund invests in securities rated BBB or Baa it will be investing in securities which have speculative elements. Such securities may entitle the holder to participate in income derived from mortgaged properties or from sales thereof. When business or financial conditions warrant, Mortgage Securities Fund may take a temporary defensive position and invest without limit in the foregoing securities.

  DIRECT INVESTMENTS IN MORTGAGES. Mortgage Securities Fund may invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Fund becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from Mortgage Securities Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as Mortgage Securities Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by the Fund's investment adviser. Mortgage Securities Fund will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Fund.
  WHEN-ISSUED SECURITIES. Mortgage Securities Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis to hedge against anticipated changes in interest rates and prices. Such transactions involve the potential risk of loss to the Fund because interest rate changes in the marketplace prior to delivery of the security may adversely affect the value of the security to be delivered. Such trading practices are separate and distinct from the underlying securities and involve different investment goals, such as hedging against anticipated changes in interest rates and prices, as compared to those of investing in the underlying securities. No more than 20% of the value of the Fund's total portfolio will be committed to such transactions.
  INTEREST RATE FUTURES CONTRACTS. The Fund may invest in contracts for the future delivery of fixed income securities ("interest rate futures contracts"). The Fund will sell such contracts to protect itself against expected increases in interest rates and purchase such contracts to protect itself against expected decreases in such interest rates. Interest rate futures contracts will not be entered into if immediately thereafter (a) more than 5% of the Fund's total assets will be committed to initial margin or (b) the sum of the then aggregate futures market prices of financial instruments required to be delivered upon open futures contract sales and the aggregate purchase price under open futures contract purchases would exceed 30% of the value of the Fund's total assets. These instruments involve potential risk of loss to the Fund due to the possibility that futures prices may not correlate with cash prices and that Advantus Capital may be incorrect in its expectations as to the direction and extent of interest rate movements. In addition, the value of such futures contracts may not vary in direct proportion to the value of the Fund's portfolio securities, in which case a closing transaction may fail to offset completely decreases in the prices of debt securities in the Fund's portfolio or increases in the prices of debt securities which the Fund may wish to purchase.
  OPTIONS. The Fund may also purchase put and call options written by others covering the types of securities in which the Fund may invest. The Fund may not write put or call options. The Fund utilizes put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. The use of options contracts involves risk of loss to the Fund due to the possibility that the prices of the underlying securities on which such options are written may not move as anticipated. The Fund will not purchase a put or call option if, as a result, the aggregate cost of all outstanding options purchased and held by the Fund plus all other illiquid assets held by the Fund would exceed 10% of the value of the Fund's net assets.

  INVESTMENT RESTRICTIONS Mortgage Securities Fund has certain investment restrictions, set forth in their entirety in the Statement of Additional Information, which are fundamental policies. Without the approval of the holders of a majority of the outstanding shares of the Fund, the Fund will not: (i) purchase any security (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation; (ii) purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investments in the mortgage and mortgage-finance industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (iii) borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets; (iv) invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old; or
(v) invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include put and call options).


--------------------------------------------
RISKS OF INVESTING
IN THE FUND The Fund's yield and the price of the Fund's shares are not guaranteed. There is risk in all investment and, depending on the performance of the Fund's investments, the value of an investment in the Fund may decrease as well as increase.
  The Fund may, with respect to 25% of its total assets, invest in excess of 5% of its total assets in securities of a single issuer. To the extent it does so, the Fund may be less well diversified than other mutual funds which do not invest in excess of 5% of their total assets in securities of a single issuer.
  The net asset values of shares of Mortgage Securities Fund will fluctuate in response to changes in interest rates. In general, when market interest rates rise, prices of mortgage-related and fixed income securities (such as those held by Mortgage Securities Fund) decline. When interest rates decline, prices of mortgage-related and fixed income securities tend to rise. In periods of declining mortgage interest rates, however, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by Mortgage Securities Fund at lower rates. Although mortgage-related securities are generally supported by some form of government or private guarantees and insurance, Mortgage Securities Fund's shares are not guaranteed and there can be no assurance that private insurers can meet their obligations.

  The Fund may invest in corporate bonds rated BBB or Baa by S&P or Moody's, respectively. In addition, Mortgage Securities Fund may invest in mortgage-related securities rated BBB or Baa by S&P or Moody's, respectively. To the extent the Fund invests in such securities, it will be investing in securities which may involve risks and which in fact have speculative elements not associated with bonds rated A or higher by S&P or Moody's. S&P, in its description, says that debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Moody's says that, with respect to bonds rated Baa, certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Some of the investment policies which the Fund may employ, such as investing in options, interest rate futures contracts, when-issued securities and forward commitments, involve special risks not associated with more traditional investment instruments and policies. See "Investment Policies," above, and the Statement of Additional Information for risks associated with specific investments.

--------------------------------------------
PORTFOLIO
TURNOVER

                Portfolio  turnover  is  the  ratio  of  the  lesser  of  annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.
  The Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. Mortgage Securities Fund's investment activities may result in the Fund's engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will have a higher turnover rate, and thus a higher incidence of brokerage and other costs, than might be expected from investment companies which invest substantially all of their funds on a long-term basis.
  Higher portfolio turnover rates (100% or more) may also result in greater tax consequences for investors. A fund with a higher rate of portfolio turnover may realize substantial additional capital gains, both long-term and short-term, which gains would then result in additional taxable distributions to shareholders. See "Dividends and Capital Gains Distributions" and "Taxes."
  See "Financial Highlights," above, and the Statement of Additional Information, for more information about the Fund's portfolio turnover policies and rates.

--------------------------------------------
MANAGEMENT
OF THE FUND

                    Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith, in a manner reasonably believed to be in the best interests of the Fund, and with the care an ordinary prudent person in like position would exercise in similar circumstances. However, this management may be delegated.
  The Fund's investment adviser is Advantus Capital. Advantus Capital commenced its business in June 1994, and provides investment advisory services to each of the other Advantus Funds, one other mutual fund (MIMLIC Cash Fund, Inc.) and various private accounts. Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to March 1, 1995, served as investment adviser to the Fund. The same portfolio manager and other personnel who previously provided investment advisory services to the Fund through

MIMLIC Management continue to provide the same services through Advantus Capital. MIMLIC Management commenced its current business in January, 1984, and provides investment advisory services to one other mutual fund (MIMLIC Series Fund, Inc.) and various private accounts. The personnel of Advantus Capital and MIMLIC Management have also had experience in managing investments for The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") and its separate accounts. MIMLIC Management is a subsidiary of Minnesota Mutual, which was organized in 1880, and has assets of more than $9.8 billion. The address of the Fund, Advantus Capital, MIMLIC Management, MIMLIC Sales and Minnesota Mutual is 400 Robert Street North, St. Paul, Minnesota 55101.
  Advantus Capital selects and reviews the Fund's investments, and provides executive and other personnel for the management of the Fund. The Fund's Board of Directors supervises the affairs of the Fund as conducted by Advantus Capital.
  The name and title of the portfolio manager employed by Advantus Capital who is primarily responsible for the day-to-day management of the Fund's portfolio, the length of time employed in that position, and his other business experience during the past five years are set forth below:

                                PRIMARY PORTFOLIO     BUSINESS EXPERIENCE DURING
 PORTFOLIO MANAGER AND TITLE      MANAGER SINCE            PAST FIVE YEARS
----------------------------------------------------------------------------------
KENT R. WEBER                    JANUARY 1, 1990    VICE PRESIDENT OF ADVANTUS
VICE PRESIDENT                                      CAPITAL; INVESTMENT OFFICER OF
AND PORTFOLIO                                       MIMLIC MANAGEMENT
MANAGER


  The Fund pays Advantus Capital an advisory fee equal on an annual basis to .575% of the Fund's average daily net assets. For this fee, Advantus Capital acts as investment adviser and manager for the Fund and pays the Fund's transfer agent, dividend disbursing agent and redemption agent expenses. The Fund has engaged Minnesota Mutual to act as its transfer agent, dividend disbursing agent and redemption agent. In addition, separate from the investment advisory agreement, the Fund has entered into an agreement with Minnesota Mutual under which Minnesota Mutual provides accounting, legal and other administrative services to the Fund. During the year ended September 30, 1996, the Fund paid Minnesota Mutual $41,200 for such services.

  Under the Advisory Agreement with Advantus Capital, Advantus Capital furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, and pays the salaries and fees of all officers and directors of the Fund who are affiliated with Advantus Capital. MIMLIC Sales, the underwriter of the Fund's shares, bears all promotional expenses in connection with the distribution of the Fund's shares, including paying for prospectuses and statements of additional information for new shareholders, shareholder reports for new shareholders and the costs of sales literature. The Fund pays all other expenses not so expressly assumed.

  For the year ended September 30, 1996, the expenses paid by the Fund (after the voluntary absorption of certain expenses by the Fund's investment adviser and the voluntary waiver of certain Class A Rule 12b-1 fees by MIMLIC Sales), as a percentage of average daily net assets attributable to Class A, Class B and Class C shares, were 1.26%, 2.01% and 2.01%, respectively. If the Fund had been charged for the expenses voluntarily absorbed and waived, the annual operating expenses, as a percentage of average net assets would have been 1.40%, 2.09% and 2.08% for Class A, Class B and Class C, respectively. Advantus Capital and MIMLIC Sales reserve the option to reduce further the level of expenses which each will voluntarily absorb or waive for the Fund.


--------------------------------------------
THE UNDERWRITER AND
PLANS OF DISTRIBUTION The Fund has entered into a Distribution Agreement with MIMLIC Sales pursuant to which MIMLIC Sales acts as the underwriter of the Fund's shares. In addition, the Fund has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund, pursuant to its Plans of Distribution, pays fees to MIMLIC Sales equal, on an annual basis, to a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and

Class C shares, respectively, as set forth in the following table:

 RULE 12B-1 FEE AS PERCENTAGE OF
    AVERAGE DAILY NET ASSETS
         ATTRIBUTABLE TO
CLASS A      CLASS B      CLASS C
SHARES       SHARES       SHARES
---------------------------------
 .30%         1.00%        1.00%


  Such fees are used for distribution-related services for all three classes and for servicing of shareholder accounts in connection with Class B and Class C shares.


  All of the Rule 12b-1 fee payable by the Fund and attributable to Class A shares, and a portion of the fee payable with respect to Class B and Class C shares equal to .75% of the average daily net assets attributable to such Class B and Class C shares, respectively, constitute distribution fees designed to compensate MIMLIC Sales for advertising, marketing and distributing the Class A, Class B and Class C shares of the Fund. The distribution fees may be used by MIMLIC Sales for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. For example, such distribution fee may be used by MIMLIC Sales: (a) to compensate (in addition to the sales load) broker-dealers, including MIMLIC Sales and its registered representatives, banks, and other financial institutions for their sale of Fund shares and (b) to pay other advertising and promotional expenses in connection with the distribution of the Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by MIMLIC Sales and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of MIMLIC Sales or of other broker-dealers, banks, or financial institutions.


  A portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of the Fund, equal to .25% of the average daily net assets attributable to such Class B and Class C shares, respectively, constitutes a shareholder servicing fee designed to compensate MIMLIC Sales for the provision of certain services to the holders of Class B and Class C shares. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. MIMLIC Sales may also use the shareholder servicing portion of the Rule 12b-1 fee to make payments to qualifying broker-dealers and financial institutions that provide such shareholder services.

  MIMLIC Sales may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Fund for the accounts of their clients, or which have made the Fund's shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws, among other things, prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, MIMLIC Sales, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

--------------------------------------------
PURCHASE OF
FUND SHARES

                    The Fund's shares  may be purchased  at the public  offering price from MIMLIC Sales (the underwriter of the Fund's shares), and from certain other broker-dealers. MIMLIC Sales reserves the right to reject any purchase order.
  Certificates representing shares purchased are not currently issued. However, shareholders will receive written confirmation of their purchases. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued. SHAREHOLDERS WHO HOLD PREVIOUSLY ISSUED CERTIFICATES REPRESENTING ANY OF THEIR SHARES WILL NOT BE ALLOWED TO REDEEM SUCH CERTIFICATED SHARES BY TELEPHONE.
  ALTERNATIVE PURCHASE ARRANGEMENTS. The Fund offers investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. For a detailed discussion of these alternative purchase arrangements see "Sales Charges" below, or for a summary of these alternative purchase arrangements see "Prospectus Summary."
  The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors should consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period.
  Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.

  PURCHASE BY CHECK. New investors may purchase shares of the Fund by completing an account application and sending it, together with a check payable to the Fund, to MIMLIC Sales, at P.O. Box 64809, St. Paul, Minnesota 55101-0809.


  A purchase is effected, at the price next determined, on the business day on which a purchase order and properly drawn check are received by MIMLIC Sales.

  PURCHASE BY WIRE. Shares may also be purchased by Federal Reserve or bank wire. This method will result in a more rapid investment in shares of the Fund. Before wiring any funds, contact MIMLIC Sales at (800) 443-3677 for instructions. Promptly after making an initial purchase by wire, an investor should complete an account application and mail it to MIMLIC Sales.
  Subsequent purchases may be made in the same manner. Wire purchases normally take two or more hours to complete, and to be accepted the same day must be received by 3:00 p.m. (Central Time). Banks may charge a fee for transmitting funds by wire.
  MINIMUM INVESTMENTS. A minimum initial investment of $250 is required, and the minimum subsequent investment is $25.
  PUBLIC OFFERING PRICE. The public offering price of the Fund will be the net asset value per share of the Fund next determined after an order is received by MIMLIC Sales and becomes effective, plus the applicable sales charge, if any. The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets (including dividends accrued but not collected) of the Fund attributable to such class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to such class, by the total number of shares of such class outstanding.

  The net asset value of the shares of the Fund is determined as of the primary closing time for business on the New York Stock Exchange (as of the date of this Prospectus the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of Fund shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

  Securities, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Interest rate futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.

--------------------------------------------
SALES
CHARGES

              The sales charges applicable to purchases of the Fund's shares, and also the Rule 12b-1 fees paid by the Fund which are attributable to such shares, will vary depending on the class of shares purchased, as described below. An investor should carefully consider which sales charge alternative is most beneficial in the investor's circumstances.

--------------------------------------------
CLASS A SHARES
  The public offering price of Class A shares of the Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. MIMLIC Sales receives all applicable sales charges. The Fund receives the net asset value. The current sales charges are:


                                                                                                         AMOUNT PAID TO
                                                                                                      BROKER-DEALERS AS A
                                                                       SALES CHARGE AS A                 PERCENTAGE OF
                                                                         PERCENTAGE OF:                 OFFERING PRICE:
VALUE OF TOTAL INVESTMENT                                     OFFERING PRICE   NET AMOUNT INVESTED   STANDARD   AFFILIATED*
---------------------------------------------------------------------------------------------------------------------------
LESS THAN $50,000                                                  5.0%               5.26%           4.50%        5.0%
$50,000 BUT LESS THAN $100,000                                     4.5                4.71            4.05         4.5
$100,000 BUT LESS THAN $250,000                                    3.5                3.63            3.15         3.5
$250,000 BUT LESS THAN $500,000                                    2.5                2.56            2.25         2.5
$500,000 BUT LESS THAN $1,000,000                                  1.5                1.52            1.35         1.5
$1,000,000 AND OVER                                                -0-                 -0-             .9**         .9**


------------

 * AN AFFILIATED BROKER-DEALER IS ONE OWNED BY A GENERAL AGENT OF MINNESOTA MUTUAL.



** THESE  PAYMENTS ARE PAID BY MIMLIC SALES OR ONE OF ITS AFFILIATES, AT ITS OWN
   EXPENSE, AND NOT BY THE FUND OR ITS SHAREHOLDERS.


  Note that the sales charge depends on the total value of your investment (net asset value of shares currently owned plus the cost of any new investment) in the Fund, and not on the amount of a single investment. For example, if you already own shares with a net asset value of $40,000 and you decide to invest in additional Class A shares having a public offering price of $10,000, you will pay a sales charge equal to 4.5% of your entire additional $10,000 investment, since the total value of your investment is now $50,000.

  RULE 12B-1 FEES. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .30% of average daily net assets of the Fund attributable to Class A shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.

  WAIVER OF SALES CHARGES FOR CLASS A SHARES. Officers, directors, full-time and part-time employees, sales representatives, and retirees of the Fund, Advantus Capital, MIMLIC Management, MIMLIC Sales, Minnesota Mutual or any of Minnesota Mutual's other affiliated companies, any trust, pension or benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendents of such persons, Minnesota Mutual and its affiliates themselves, advisory clients of Advantus Capital or MIMLIC Management, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with MIMLIC Sales, and certain accounts sold by registered investment advisers who charge clients a fee for their services are allowed to buy Class A shares of the Fund without paying the FESC.

--------------------------------------------
CLASS B SHARES
  Class B shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "Redemption of Fund Shares." Class B shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The amount of the CDSC will depend on the number of years since the purchase was made, the amount of shares originally purchased and the dollar amount being redeemed. The amount of the applicable CDSC and the holding period prior to conversion are determined in accordance with the following table:


                                                                                    SHARES CONVERT
                                                                                      TO CLASS A
                                                                                        IN THE
                                                  CDSC APPLICABLE IN YEAR            MONTH AFTER
SHARES PURCHASED IN AN AMOUNT              1      2      3      4      5      6     EXPIRATION OF
--------------------------------------------------------------------------------------------------
LESS THAN $50,000                         5.0%   4.5%   3.5%   2.5%   1.5%   1.5%      84 MONTHS
$50,000 BUT LESS THAN $100,000            4.5    3.5    2.5    1.5    1.5    0         76 MONTHS
$100,000 BUT LESS THAN $250,000           3.5    2.5    1.5    1.5    0      0         60 MONTHS
$250,000 BUT LESS THAN $500,000           2.5    1.5    1.5    0      0      0         44 MONTHS
$500,000 BUT LESS THAN $1,000,000         1.5    1.5    0      0      0      0         28 MONTHS



  Proceeds from the CDSC are paid to MIMLIC Sales are are used to defray expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, MIMLIC Sales pays a commission to broker-dealers, and to registered representatives of MIMLIC Sales, who sell Class B shares. The amount of this commission may differ from the amount of the commission paid in connection with sales of Class A shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. MIMLIC Sales pays other broker-dealers for the sale of Class B shares in accordance with the following schedule:



                                            AMOUNT PAID TO
                                           BROKER-DEALER AS
                                            A PERCENTAGE OF
                                            OFFERING PRICE:
SHARES PURCHASED IN AN AMOUNT             STANDARD   AFFILIATED*
-------------------------------------------------------------
LESS THAN $50,000                             3.75%      4.17%
$50,000 BUT LESS THAN $100,000                3.38       3.75
$100,000 BUT LESS THAN $250,000               2.63       2.92
$250,000 BUT LESS THAN $500,000               1.88       2.08
$500,000 BUT LESS THAN $1,000,000             1.13       1.25


------------

* AN AFFILIATED  BROKER-DEALER IS  ONE OWNED  BY A  GENERAL AGENT  OF  MINNESOTA
  MUTUAL.


  RULE 12B-1 FEES. Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to Class B shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.
  CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Advantus Load Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class B shares ("Purchased B Shares") will convert after the specified number of months following the purchase date. All Class B shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment B Shares") will be held in a separate sub-account. Each time any Purchased B Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased B Shares bears to the shareholder's total converting and non-converting Purchased B Shares immediately prior to the conversion) of the Reinvestment B Shares then in the sub-account will also convert to Class A shares.
  The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

--------------------------------------------
CLASS C SHARES
  Class C shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. Unlike Class B shares, however, no CDSC is imposed when Class C shares are redeemed. Class C shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class C shares are subject to higher Rule 12b-1 fees (as described below), and are subject to such higher fees for a longer period than are Class B shares because of a longer holding period prior to conversion. The applicable holding period prior to conversion is determined in accordance with the following table:

                                               SHARES
                                             CONVERT TO
                                             CLASS A IN
                                              THE MONTH
                                                AFTER
SHARES PURCHASED IN AN AMOUNT               EXPIRATION OF
---------------------------------------------------------
LESS THAN $50,000                              96 MONTHS
$50,000 BUT LESS THAN $100,000                 88 MONTHS
$100,000 BUT LESS THAN $250,000                72 MONTHS
$250,000 BUT LESS THAN $500,000                56 MONTHS
$500,000 BUT LESS THAN $1,000,000              40 MONTHS

The longer period during which the Rule 12b-1 fee is charged enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase and without imposing a CDSC at redemption. MIMLIC Sales does not pay a sales commission to broker-dealers, or to registered representatives of MIMLIC Sales, who sell Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.
  RULE 12B-1 FEES. Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to Class C shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.
  CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class C shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class C shares acquired by exchange from Class C shares of another Advantus Load Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class C shares ("Purchased C Shares") will convert after the specified number of months following the purchase date. All Class C shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment C Shares") will be held in a separate sub-account. Each time any Purchased C Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased C Shares bears to the shareholder's total converting and non-converting Purchased C Shares immediately prior to the conversion) of the Reinvestment C Shares then in the sub-account will also convert to Class A shares.
  The conversion of Class C shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class C shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class C shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

--------------------------------------------

OTHER PAYMENTS
TO BROKER-DEALERS The commissions paid to broker-dealers in connection with the sale of Class A and Class B shares are as described above. A broker-dealer receiving more than 90% of the sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended. Broker-Dealers selling Class A and Class C shares will receive Rule 12b-1 distribution fees which equal, on an annual basis, .25% and .75%, respectively, of the net asset values attributable to such shares. Rule 12b-1 service fees will also be paid to broker-dealers selling Class B and Class C shares in amounts equal, on an annual basis, to .25% and .25%, respectively, of the net asset values attributable to such shares.


  In addition, MIMLIC Sales or Minnesota Mutual will pay to "affiliated" broker-dealers (i.e., broker-dealers owned by general agents of Minnesota Mutual), based uniformly on the sale of all classes of Fund shares by such broker-dealers, credits which allow such broker-dealers' registered representatives who are responsible for such broker-dealers' sales of Fund shares to attend conventions and other meetings sponsored by Minnesota Mutual or its affiliates for the purpose of promoting the sale of the insurance and/or investment products offered by Minnesota Mutual and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. Affiliated broker-dealers earning such credits will be allowed to elect to receive from MIMLIC Sales or Minnesota Mutual, in lieu of such credits, cash in an amount equal to the cost of providing such credits.


--------------------------------------------
SPECIAL
PURCHASE
PLANS

               The following are alternative purchase plans applicable to the Fund, all of which offer the possibility of a reduced sales charge:
- Letter of Intent. (See instructions on application.)
- Combined purchases with spouse, children, and/or single trust estates--all accounts, whether invested in Class A shares, Class B shares or Class C shares, or any combination, are combined to determine sales charge. It is the obligation of each investor desiring this discount in sales charge to notify MIMLIC Sales, through his or her dealer or otherwise, that he or she is entitled to the discount.
- Group Purchases--individuals who are members of a qualified group (which must meet criteria established by MIMLIC Sales) may purchase shares at the reduced sales charge applicable to the group taken as a whole.
- Combined investments in all Advantus Load
  Funds--all accounts, whether invested in Class A shares, Class B shares or Class C shares, or any combination, are combined to determine sales charge.
- Systematic Investment Plan--voluntary periodic purchases enable an investor to lower his or her average cost per share through the principle of "dollar cost averaging."
  The Fund also offers an Automatic Investment Plan, which allows an investor to automatically invest a specified amount in the Fund each month. For more information on any of these plans, contact MIMLIC Sales or a MIMLIC Sales representative.

--------------------------------------------
EXCHANGE AND
TELEPHONE TRANSFER
OF FUND SHARES

                             A  shareholder can exchange  some or all  of his or
her Class A, Class B and Class C shares in the Fund, including shares acquired by reinvestment of dividends, for shares of the same class of any of the other Advantus Load Funds (provided that the shareholder has an already open account in such other Advantus Load Fund), and can thereafter re-exchange such exchanged shares back for shares of the same class of the Fund, provided that the minimum amount which may be transferred is $250. The exchange will be made on the basis of the relative net asset values without the imposition of any additional sales load. When Class B shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC period and applying the CDSC.
  Class A, Class B and Class C shares may also be exchanged for shares of Advantus Money Market Fund, Inc. ("Money Market Fund") at net asset values. No CDSC will be imposed at the time of any such exchange of Class B shares; however, the Money Market Fund shares acquired in any such exchange will remain subject to the CDSC otherwise applicable to such Class B shares as of the date of exchange, and the period during which such shares of Money Market Fund are held will not be included in the calculation of the CDSC due at redemption of such Money Market Fund shares or any reacquired Class B shares, except as follows. MIMLIC Sales is currently waiving the entire Rule 12b-1 fee due from Money Market Fund. In the event MIMLIC Sales begins to receive any portion of such fee, either (i) the time period during which shares of Money Market Fund acquired in exchange for Class B shares are held will be included in the calculation of the CDSC due at redemption, or (ii) such time period will not be included but the amount of the CDSC will be reduced by the amount of any Rule 12b-1 payments made by Money Market Fund with respect to those shares.

  Shares of Money Market Fund acquired in an exchange for Class A, Class B or Class C shares from any of the Advantus Load Funds may also be re-exchanged at relative net asset values for Class A, Class B and Class C shares, respectively, of the Fund. Class C shares re-acquired in this manner will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at the time of the initial exchange. Shares of Money Market Fund not acquired in an exchange from any of the Advantus Load Funds may be exchanged at relative net asset values for either Class A, Class B or Class C shares of the Fund, subject to the sales charge applicable to the class selected.


  The exchange privilege is available only in states where such exchanges may legally be made (at the present time the Fund believes this privilege is available in all states). An exchange may be made by written request or by a pre-authorized telephone call (see "Telephone Transactions"). Up to four exchanges each calendar year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange and/or telephone transfer. No service charge is imposed in connection with systematic exchange plans. However, the Fund reserves the right to restrict the frequency of--or otherwise modify, condition, terminate, or impose additional charges upon--the exchange and/or telephone transfer privileges, upon 60 days' prior notice to shareholders. Telephone transfers and other exchanges can only be made between Advantus Fund accounts having identical registrations. An exchange is considered to be a sale of shares for federal income tax purposes on which an investor may realize a long- or short-term capital gain or loss. See "Taxes" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.


--------------------------------------------
SYSTEMATIC EXCHANGE PLAN
  Shareholders of the Fund may elect to have shares of the Fund systematically exchanged for shares of any of the other Advantus Funds (provided that such Advantus Fund accounts must have identical registrations) on a monthly basis. The minimum amount which may be exchanged on such a systematic basis is $25. The terms and conditions otherwise applicable to exchanges generally, as described above, also apply to such systematic exchange plans.

--------------------------------------------
REDEMPTION OF
FUND SHARES

                      Registered holders of shares of the Fund may redeem  their shares at the per share net asset value next determined following receipt by the Fund (at its mailing address listed on the cover page) of a written redemption request signed by all shareholders exactly as the account is registered (and a properly endorsed stock certificate if one has been issued). Class A and Class C shares may be redeemed without charge. A contingent deferred sales charge may be applicable upon redemption of Class B shares (see "Contingent Deferred Sales Charge," below). Both share certificates and stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. If the redemption proceeds are less than $25,000 and are to be paid to the registered holder and sent to the address of record for that account, or if the written redemption request is from pre-authorized trustees of plans, trusts and other tax-exempt organizations and the redemption proceeds are less than $25,000, no signature guarantee is required. However, if the redemption proceeds are $25,000 or more or are to be paid to someone other than the registered holder, or are to be mailed to an address other than the registered shareholder's address, or the shares are to be transferred, or the request does not come from such a plan trustee, the owner's signature must be guaranteed by an eligible guarantor institution, including (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program. A signature guarantee is also required in connection with any redemption if, within the 30-day period prior to receipt of the redemption request, instructions have been received to change the shareholder's address of record. The Fund reserves the right to require signature guarantees on all redemptions. Any certificates should be sent to the Fund by certified mail. Payment will be made as soon as possible, but not later than seven days after receipt of a properly executed written redemption request (and any certificates). The amount received by the shareholder may be more or less than the shares' original cost.


  If stock certificates have not been issued, and if no signature guarantee is required, shareholders may also submit their signed written redemption request to the Fund by facsimile (FAX) transmission. The Fund's FAX number is 1-612-223-4100.

  CONTINGENT DEFERRED SALES CHARGE. The CDSC applicable upon redemption of Class B shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC period. See "Sales Charges-- Class B Shares," above.
  In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth. If a shareholder owns Class A or Class C shares in addition to Class B shares, then absent a shareholder choice to the contrary, Class C shares will first be redeemed in full, and Class B shares not subject to a CDSC will next be redeemed in full, prior to any redemption of Class A shares. Class A shares will also be redeemed in full, absent a shareholder choice to the contrary, prior to any redemption of Class B shares which are subject to a CDSC.

  The CDSC does not apply to: (1) redemption of Class B shares in connection with the automatic conversion to Class A shares; (2) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (3) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code. The CDSC will also not apply to certain exchanges. See "Exchange and Telephone Transfer of Fund Shares," above.


  TELEPHONE REDEMPTION. The Fund's shareholders may elect this option by completing the appropriate portion of the application, and may redeem shares by calling the Fund's transfer agent at 1-800-443-3677 (see "Telephone Transactions"). The maximum amount which may be redeemed by telephone is $25,000. The proceeds will be sent by check to the address of record for the account. If the amount is $1,000 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $5.00) will be added to the amount redeemed from the Fund. The Fund reserves the right to modify, terminate or impose charges upon the telephone redemption privilege.

  DELAY IN PAYMENT OF REDEMPTION PROCEEDS. Payment of redemption proceeds will ordinarily be made as soon as possible and within the periods of time described above. However, an exception to this is that if redemption is requested after a purchase by non-guaranteed funds (such as a personal check), the Fund will delay mailing the redemption check or wiring proceeds until it has reasonable assurance that the purchase check has cleared (good payment has been collected). This delay may be up to 14 days from the purchase date.


  The Fund has the right to redeem the shares in inactive accounts which, due to redemptions and not to decreases in market value of the shares in the account, have a total current value of less than $150. Before redeeming an account, the Fund will mail to the shareholder a written notice of its intention to redeem, which will give the investor an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed.


--------------------------------------------

TELEPHONE
TRANSACTIONS



                     Shareholders of the Fund are permitted to exchange or redeem the Fund's shares by telephone. See "Exchange and Telephone Transfer of Fund Shares" and "Redemption of Fund Shares" for further details. The privilege to initiate such transactions by telephone is not made available automatically but must be elected by a shareholder on the account application.


  Shareholders may initiate telephone transactions by telephoning the Fund's transfer agent, toll free, at 1-800-443-3677, Monday through Friday, from 8:00 a.m. to 4:45 p.m. (Central Time). Telephone transaction requests received after 3:00 p.m. (Central Time) will be treated as received the next business day. Telephone exchanges may be made only between Advantus Fund accounts having identical registrations. The maximum amount which may be redeemed by telephone is $25,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing a telephone exchange or redemption due to a heavy volume of telephone calls. In such a circumstance, shareholders should consider submitting a written request while continuing to attempt a telephone exchange or redemption. The Fund reserves the right to modify, terminate or impose charges upon the telephone exchange and redemption privileges upon 60 days' prior notice to shareholders.


  The Fund and its transfer agent, Minnesota Mutual, will not be liable for following instructions communicated by telephone which they reasonably believe to be genuine; provided, however, that the Fund and Minnesota Mutual will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing telephone transactions include tape recording of telephone instructions, asking shareholders for their account number and a personal identifying number, and providing written confirmation of such transactions.


--------------------------------------------
REINSTATEMENT
PRIVILEGE

                      Shareholders who redeem shares in the Fund have a one-time privilege to apply their redemption proceeds (at no sales charge) to the purchase of shares of any of the Advantus Load Funds by notifying MIMLIC Sales within 90 days after their redemption. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption. See "Taxes" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.

--------------------------------------------
DIVIDENDS AND
CAPITAL GAINS
DISTRIBUTIONS

                      The  policy  of  Mortgage Securities  Fund  is  to declare dividends from net investment income on each business  day of the Fund, except that dividends for Saturdays, Sundays, and holidays are declared on the next business day. Mortgage Securities Fund pays dividends after the close of business on or about the last day of each month. Any net realized capital gains are generally distributed once a year, during December. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.

  Any dividend payments or net capital gains distributions made by the Fund are in the form of additional shares of the same class of the Fund rather than in cash, unless a shareholder specifically requests the Fund in writing that the payment be made in cash. The distribution of these shares is made at net asset value on the payment date of the dividend, without any sales or other charges to the shareholder. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash. Authorization to pay dividends in cash may be made on the application form, or at any time by letter.

  Upon written request to the Fund, a shareholder may also elect to have dividends from the Fund invested without sales charge in shares of Money Market Fund or shares of the same class of another of the Advantus Load Funds (provided that such Advantus Fund accounts must have identical registrations) at the net asset value of such other Advantus Fund on the payable date for the dividends being distributed. To use this privilege of investing dividends from the Fund in shares of another of the Advantus Funds, shareholders must maintain a minimum account value of $250 in both the Fund and the Advantus Fund in which dividends are reinvested.

--------------------------------------------
TAXES

          The following is a general summary of certain federal tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning.

  During the year ended September 30, 1996, the Fund fulfilled, and intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.


  Distributions of investment company taxable income from the Fund generally will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock. A distribution of net capital gain (a "capital gain distribution"), whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his or her shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. However, if a shareholder holds for less than six months a share with respect to which a long-term capital gain distribution has been made, any loss on the sale of such share will be treated as a long-term capital loss to the extent that the shareholder previously recognized long-term capital gain. Long-term capital gains of individuals are taxed at a maximum rate of 28%, while the highest marginal regular tax rate on ordinary income for individuals is 39.6%.

  It is not expected that any of the dividend distributions from the Fund will qualify for the 70% dividend received deduction for corporations.
  Prior to purchasing shares of the Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.
  If shares of the Fund are sold or otherwise disposed of more than twelve months from the date of acquisition, the Fund shareholder will realize a long-term capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder.
  The Code provides that a shareholder who pays a sales charge in acquiring shares of a mutual fund, redeems those shares within 90 days after acquiring them, and subsequently acquires new shares in any mutual fund for a reduced sales charge or no sales charge (pursuant to a reinvestment right acquired with the first shares), may not take into account the sales charge imposed on the first acquisition, to the extent of the reduction in the sales charge on the second acquisition, for purposes of computing gain or loss on disposition of the first acquired shares.

The amount of sales charge disregarded under this rule will, however, be treated as incurred in connection with the acquisition of the second acquired shares.
  Before investing in the Fund, an investor should consult a tax adviser concerning the consequences of any local and state tax laws, and of any retirement plan offering tax benefits.

  Shareholders of the Fund receive an annual statement detailing federal tax information. Distributions by the Fund, including the amount of any redemption, are reported to shareholders in such annual statement and to the Internal Revenue Service to the extent required by the Code.


  The Fund is required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain accounts whose owners have not complied with IRS regulations. In order to avoid this backup withholding requirement, each shareholder will be asked to certify on the shareholder's account application that the social security or taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.


--------------------------------------------
INVESTMENT
PERFORMANCE

                    Advertisements and other sales literature for the Fund may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for Class A, Class B and Class C shares of the Fund. All quotations of yield, average annual total return and cumulative total return are based upon historical information and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The advertised yield of the Fund will be based upon a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the period by the maximum offering price per share on the last day of the period. The result is then "annualized" using a formula that provides for semi-annual compounding of income.
  Both average annual total return and cumulative total return are based on a hypothetical $1,000 payment to the Fund at the beginning of the advertised period. Average annual total return is calculated by finding the average annual compounded rate of return over the period that would equate the initial investment to the ending redeemable value. Cumulative total return is the percentage change between the public offering price of one Fund share at the beginning of a period and the net asset value of that share at the end of the period with dividend and capital gain distributions treated as reinvested. In calculating both average annual total return and cumulative total return, the maximum initial or deferred sales charge is deducted from the hypothetical investment and all dividends and distributions during the period are assumed to be reinvested. Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

--------------------------------------------
COMPARATIVE
RETURNS In addition to advertising yield, average annual total return and cumulative total return, comparative performance information of the types shown below may be used from time to time in advertising the Fund's shares. The Fund's performance figures shown in the following table do not reflect the Fund's maximum 5% initial sales charge or contingent deferred sales charge applicable to Class A and Class B shares, respectively. Such figures do, however, reflect the reinvestment of dividend and capital gains distributions in additional shares and all recurring fees, such as investment management fees. Such figures also reflect the voluntary absorption of certain expenses of the Fund by the Fund's investment adviser described under "Management of the Fund" and waiver of certain Class A 12b-1 fees by the Fund's Distributor. (See also, "Calculation of Performance Data" in the Statement of Additional Information.)

                                                                                          CHANGE FOR CALENDAR YEAR
FUND/INDEX                                                                             1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND:
 CLASS A SHARES                                                                          4.49%        17.3%        -3.6%
 CLASS B SHARES                                                                          3.74         16.5          N/A
 CLASS C SHARES                                                                          3.75          N/A          N/A
LIPPER GINNIE MAE FUND INDEX                                                             3.90         16.3         -2.5


FUND/INDEX                                                                             1993         1992
----------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND:
 CLASS A SHARES                                                                           8.4%         6.0%
 CLASS B SHARES                                                                           N/A          N/A
 CLASS C SHARES                                                                           N/A          N/A
LIPPER GINNIE MAE FUND INDEX                                                              6.4          6.5


--------------------------------------------

OTHER HISTORICAL ANNUAL
COMPOUND RETURNS*


                                                                                   LAST 15 YEARS       LAST 30 YEARS
                                                                                      1982-96             1967-96
LONG-TERM CORP. BONDS                                                                    13.7%                8.2%
LONG-TERM GOVT. BONDS                                                                    13.3%                7.8%
U.S. TREASURY BILLS                                                                       6.5%                6.7%
INFLATION RATE                                                                            3.6%                5.4%

                                                                                    LAST 71 YEARS
                                                                                       1926-96
LONG-TERM CORP. BONDS                                                                      5.6%
LONG-TERM GOVT. BONDS                                                                      5.1%
U.S. TREASURY BILLS                                                                        3.7%
INFLATION RATE                                                                             3.1%



   * SOURCE: IBBOTSON ASSOCIATES


---------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS The table below shows the average annual total returns for Class A, Class B and Class C shares of the Fund for the periods indicated. Such figures reflect the deduction of the Fund's maximum 5% sales load applicable to Class A shares, the contingent deferred sales charge applicable to Class B shares, the voluntary absorption of certain expenses of the Fund by the Fund's investment adviser described under "Management of the Fund" and waiver of certain Class A 12b-1 fees by the Fund's Distributor. (See also, "Calculation of Performance Data" in the Statement of Additional Information.)


                                 AVERAGE ANNUAL TOTAL
                                    RETURN FOR THE
                                 PERIODS SHOWN ENDING
                                  SEPTEMBER 30, 1996
                 -----------------------------------------------------
                                                             SINCE
                    1 YEAR       5 YEARS      10 YEARS     INCEPTION
----------------------------------------------------------------------
CLASS A SHARES          (.4)%         5.8%         7.5%         N/A
CLASS B SHARES
(1)                     (.9)%         N/A          N/A          5.9%
CLASS C SHARES
(2)                     4.1%          N/A          N/A          7.6%


   (1) INCEPTION WAS AUGUST 19, 1994.

   (2) INCEPTION WAS MARCH 1, 1995.


---------------------------------------------------------------
RANKINGS AND
RATINGS The Fund may from time to time also advertise rankings or other ratings of the Fund as determined by Morningstar, Inc., Lipper Analytical Services, Inc., INVESTORS DAILY, Wiesenberger Financial Services, FORTUNE MAGAZINE, or other mutual fund rating firms.
  Shareholders of the Fund may also telephone MIMLIC Sales at (800) 443-3677 for current quotations of yield, average annual total return and cumulative total return.
  For additional information regarding the calculation of yield, average annual total return and cumulative total return see the Statement of Additional Information.

--------------------------------------------

ADDITIONAL PERFORMANCE
INFORMATION Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge by writing or calling the Fund at the address or telephone number shown on the cover of this Prospectus.


--------------------------------------------
GENERAL
INFORMATION

                    The Fund was incorporated in October 1984 as a Minnesota corporation. The Fund's name was changed, by vote of its shareholders, to its current name in February 1995. The Fund's authorized capital stock is of three classes (Class A, Class B and Class C), common shares, with a par value of $.01 per share. All shares of the Fund are nonassessable, fully transferable and have one vote and equal rights to share in dividends and assets of the Fund. The shares of the Fund possess no preemptive or conversion rights. Cumulative voting is not authorized for the Fund. This means that the holders of more than 50% of the shares of the Fund voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares of the Fund will be unable to elect any directors.

  On September 30, 1996, Minnesota Mutual and its subsidiaries owned shares in each class of shares of the Fund as set forth in the following table:

                                   NUMBER OF SHARES OWNED BY MINNESOTA
       SHARES OUTSTANDING                MUTUAL AND SUBSIDIARIES
--------------------------------  -------------------------------------
 CLASS A     CLASS B    CLASS C     CLASS A      CLASS B      CLASS C
-----------------------------------------------------------------------
2,316,394     329,660    111,298     228,336        5,677        1,101


Minnesota Mutual, Advantus Capital, MIMLIC Management and MIMLIC Sales are all organized as Minnesota corporations.
  The Fund does not hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within 30 days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than 90 days after receipt of the demand, all at the expense of the Fund. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.
  The Fund sends to its shareholders a six-month unaudited and annual audited financial report of the Fund, which includes a list of investment securities held by the Fund. Shareholder inquiries should be directed to a registered representative of the shareholder's broker-dealer, or to the Underwriter or the Fund at the telephone number or mailing address listed on the cover of this Prospectus.

--------------------------------------------
COUNSEL AND
INDEPENDENT
AUDITORS


                    The firm of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is the general counsel for the
Fund. KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, are the independent auditors for the Fund.


--------------------------------------------
CUSTODIAN

                 Bankers Trust Company, 280 Park Avenue, New York, New York 10017 acts as custodian of the securities held by Mortgage Securities Fund.

Advantus Mortgage Securities Fund, Inc.
FUND INFORMATION:

INVESTMENT ADVISER
Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(612) 292-5923


UNDERWRITER


MIMLIC Sales Corporation
P.O. Box 64809
St. Paul, Minnesota 55101-0809
(612) 228-4833
(800) 443-3677



TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT


The Minnesota Mutual Life Insurance Company
P.O. Box 64132
St. Paul, Minnesota 55164-0132
(800) 443-3677


CUSTODIAN
Bankers Trust Company
280 Park Avenue
New York, New York 10017

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

GENERAL COUNSEL

Dorsey & Whitney LLP


                        [ADVANTUS -TM- FAMILY OF FUNDS]

                PART B.  INFORMATION REQUIRED IN A STATEMENT OF
                           ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION






                          ADVANTUS HORIZON FUND, INC.
                          ADVANTUS SPECTRUM FUND, INC.
                    ADVANTUS MORTGAGE SECURITIES FUND, INC.
                        ADVANTUS MONEY MARKET FUND, INC.
                            ADVANTUS BOND FUND, INC.
                        ADVANTUS CORNERSTONE FUND, INC.
                         ADVANTUS ENTERPRISE FUND, INC.
                   ADVANTUS INTERNATIONAL BALANCED FUND, INC.



                                 January 31, 1997









       This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectuses dated January 31, 1997 and should be read in conjunction therewith. A copy of each Prospectus may be obtained from MIMLIC Sales Corporation, P.O. Box 64809, St. Paul, Minnesota 55101-0809 (telephone (800) 443-3677).







THIS STATEMENT OF ADDITIONAL INFORMATION MUST BE ACCOMPANIED OR PRECEDED BY A COPY OF THE CURRENT PROSPECTUS AND ANNUAL REPORT TO SHAREHOLDERS FOR EACH OF THE ADVANTUS FUNDS NAMED ABOVE.

                               TABLE OF CONTENTS



GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
       Horizon Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
       Spectrum Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
       Mortgage Securities Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
       Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
       Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
       Cornerstone Fund and Enterprise Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
       International Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
       Additional Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
       All Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

DIRECTORS AND EXECUTIVE OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23

DIRECTOR LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
       General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
       Control and Management of Advantus Capital and MIMLIC Sales . . . . . . . . . . . . . . . . . . . . .26
       Investment Advisory Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
       International Fund Sub-Adviser -- Templeton Counsel . . . . . . . . . . . . . . . . . . . . . . . . .29
       International Fund Investment Sub-Advisory Agreement -- Templeton Counsel . . . . . . . . . . . . . .30
       Distribution Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
       Payment of Certain Distribution Expenses of the Funds . . . . . . . . . . . . . . . . . . . . . . . .32

MONEY MARKET FUND AMORTIZED COST METHOD OF PORTFOLIO VALUATION . . . . . . . . . . . . . . . . . . . . . . .35

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40

CAPITAL STOCK AND OWNERSHIP OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .45

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46

NET ASSET VALUE AND PUBLIC OFFERING PRICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46

REDUCED SALES CHARGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .49
       Right of Accumulation-Cumulative Purchase Discount. . . . . . . . . . . . . . . . . . . . . . . . . .50
       Letter of Intent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .50
       Combining Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .51
       Purchases of Class A shares by Certain Persons Affiliated with the Fund, Advantus Capital MIMLIC
       Management, Templeton Counsel, MIMLIC Sales, Minnesota Mutual, or Any of Minnesota Mutual's Other
       Affiliated Companies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .51

SHAREHOLDER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .51
       Open Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .51
       Systematic Investment Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .52
       Group Systematic Investment Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .52
       Automatic Investment Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .53
       Group Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .53
       Retirement Plans Offering Tax Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .53
       Systematic Withdrawal Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .54
       Exchange and Telephone Transfer Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .55

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .55
       Reinstatement Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .56

DISTRIBUTIONS AND TAX STATUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .56

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .58

APPENDIX A - MORTGAGE-RELATED SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
       Underlying Mortgages. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
       Liquidity and Marketability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
       Average Life. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
       Yield Calculations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-2

APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1
       Bond Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1
       Commercial Paper Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-2

APPENDIX C - FUTURES CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-1
       Use of Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-1
       Description of Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-1
       Risks in Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-3
       Example of Futures Contract Sale. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-3
       Example of Futures Contract Purchase. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-4
       Tax Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-5



                  GENERAL INFORMATION AND HISTORY

       Advantus Horizon Fund, Inc. ("Horizon Fund"), Advantus Spectrum Fund, Inc. ("Spectrum Fund"), Advantus Mortgage Securities Fund, Inc. ("Mortgage Securities Fund"), Advantus Money Market Fund, Inc. ("Money Market Fund"), Advantus Bond Fund, Inc. ("Bond Fund"), Advantus Cornerstone Fund, Inc. ("Cornerstone Fund"), Advantus Enterprise Fund, Inc. ("Enterprise Fund") and Advantus International Balanced Fund, Inc. ("International Fund"), collectively referred to as the "Advantus Funds" or the "Funds," are open-end diversified investment companies, commonly called mutual funds. Each of the Advantus Funds, excluding Money Market Fund, offers more than one class of shares (the "Advantus Load Funds"). The Advantus Load Funds currently offer three classes of shares (Class A, Class B and Class C). Each class is sold pursuant to different sales arrangements and bears different expenses. The Funds are incorporated as Minnesota corporations. Horizon Fund, Spectrum Fund, Mortgage Securities Fund and Money Market Fund were incorporated in October 1984. Bond Fund was incorporated in January 1987, and Cornerstone Fund, Enterprise Fund and International Fund were incorporated in January 1994.

                      INVESTMENT OBJECTIVES AND POLICIES

       The investment objective and policies of each of the Funds are summarized on the front page of each Fund's Prospectus and are set forth in detail in the text of each Fund's Prospectus under "Investment Objectives, Policies and Risks."

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

       Mortgage Securities Fund, Spectrum Fund and Bond Fund may each purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.

       The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund's investment adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund's investment adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund's net asset value.

       When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other appropriate high grade debt obligations, having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.) No when-issued or forward commitments with respect to debt securities will be made if, as a result, more than 20% of the value of the Fund's total assets would be committed to such transactions.

INTEREST RATE FUTURES CONTRACTS

       Mortgage Securities Fund and Bond Fund may each also enter into contracts for the future delivery of fixed income securities commonly referred to as "interest rate futures contracts." These futures contracts will be used only as a hedge against anticipated interest rate changes. The Fund will sell futures contracts to protect against expected increases in interest rates and purchase futures contracts to offset the impact of interest rate declines. The Fund will not enter into an interest rate futures contracts if immediately thereafter (a) more than 5% of the value of the Fund's total assets will be committed to initial margin or (b) the sum of the then aggregate futures market prices of financial instruments required to be delivered upon open futures contract sales and the aggregate purchase prices under open futures contract purchases would exceed 30% of the value of the Fund's total assets. In addition, when purchasing interest rate futures contracts, the Fund will deposit and maintain in a separate account with its custodian cash or cash equivalents in an amount equal to the market value of such futures contracts, less any margin deposited on the Fund's long position, to cover the Fund's obligation.

       The Commodity Futures Trading Commission (the "CFTC"), a Federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate, or similar form or enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted certain regulations which exclude from the definition of "commodity pool operator" an investment company, like the Fund, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, and any principal or employee thereof, which investment company files a notice of eligibility with the CFTC and the National Futures Association containing certain information about the investment company and representing that it (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes, (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, (iii) will not be, and has not been, marketing participations to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets, (iv) will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the entity intends to engage, and (v) will submit to such special calls as the CFTC may make to require the qualifying entity to demonstrate compliance with these representations. The "bona fide hedging" transactions and positions authorized by these regulations mean transactions or positions in a contract for future delivery on any contract market, where such transactions or positions normally represent a substitute for transactions to be made or positions to be taken at a later time in a physical marketing channel, and where they are economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise, and where they arising from (i) the potential change in the value of assets which a person owns, produces, manufactures, processes or merchandises or anticipates owning, producing, manufacturing, processing or merchandising, (ii) the potential change in the value of liabilities a person owes or anticipates incurring, or (iii) the potential change in the value of services which a person provides, purchases or anticipates providing or purchasing; provided that, notwithstanding the foregoing, no transactions or positions shall be classified as bona fide hedging unless their purpose is to offset price risk incidental to commercial cash or spot operations and such positions are established and liquidated in an orderly manner in accordance with sound commercial practices and unless certain statements are filed with the CFTC with respect to such transactions or positions. The Fund intends to meet these requirements, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration of the Fund and any of its principals and employees as a commodity pool operator unnecessary.

       The Fund will incur certain risks in employing interest rate futures contracts to protect against cash market price volatility. One risk is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. Another risk is that the Fund's investment adviser would be incorrect in its expectation as to the extent of various investment rate movements or the time span within which the movements take place.

       For a detailed discussion of futures contracts and the risks of investing therein, see Appendix C to this Statement of Additional Information.

OPTIONS - HORIZON FUND, CORNERSTONE FUND AND ENTERPRISE FUND

       The Fund may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund realizes income, typically in the form of short-term capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund does not write call options in an aggregate amount greater than 15% of its net assets.

       The Fund purchases call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a short-term capital gain if the amount paid to purchase the call option is less than the premium received for writing a similar option. Generally, the Fund realizes a short-term loss if the amount paid to purchase the call option is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

OPTIONS - MORTGAGE SECURITIES FUND

       Mortgage Securities Fund may purchase put and call options written by others covering the types of securities in which the Fund may invest. The Fund may not write put or call options. The Fund utilizes put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates.

       A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. The Fund will not purchase a put or call option if, as a result, the aggregate cost of all outstanding options purchased and held by the Fund plus all other illiquid assets held by the Fund would exceed 10% of the value of the Fund's net assets. If an option is permitted to expire without being sold or exercised, its premium would be lost by the Fund.

       In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By buying a put, the Fund would be in a position to realize a gain if, during the option period, the price of the security declines in an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium.

       The Fund generally purchases options in negotiated transactions with the writers of the options. The Fund purchases options only from investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by its investment adviser. The Fund may dispose of an option by entering into a closing sale transaction with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option. Options purchased by the Fund in negotiated transactions are illiquid and there is no assurance that the Fund will be able to effect a closing sale transaction at a time when its investment adviser believes it would be advantageous to do so.

OPTIONS - SPECTRUM FUND AND BOND FUND

       The Fund may write (sell) "covered" call options and purchase "covered" put options. The Fund will not purchase call options except to close out call options previously written by the Fund, nor will it write put options except to close out put options previously purchased by the Fund.
The effect of writing covered call options and purchasing covered put options will be to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share. Another effect may be the generation of additional revenues in the form of premiums received for writing covered call options.

       Spectrum Fund does not write covered call or purchase covered put options if, as a result, the aggregate market value of all portfolio securities covering such options exceeds an aggregate amount greater than 15% of the market value of its net assets. Bond Fund will not write a covered call option or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of the Fund's net assets. In addition, Bond Fund will purchase covered put options (and purchase call options to close out call options previously written by the Fund) only to the extent that the aggregate premiums paid for all such options held do not exceed 2% of net assets.

       A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Exchanges and of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date).

       The Fund will only write "covered" call and purchase "covered" put options. This means that the Fund will only write a call option or purchase a put option on a security which the Fund already owns. Each Fund will only write covered call options and purchase covered put options in exchange-traded standard contracts issued by the OCC, or write covered call options and purchase covered put options in the over-the-counter ("OTC") market in negotiated transactions entered into directly with investment dealers meeting the creditworthiness criteria (described below) of the Fund's investment adviser. Exchange-traded options are third-party contracts and standardized strike prices and expiration dates, and are purchased from a clearing corporation such as the OCC. Technically, the OCC assumes the other side of every purchase and sale transaction on an Exchange and, by doing so, guarantees the transaction. In contrast, OTC options are two-party contracts with price and terms negotiated between buyer and seller. The Fund relies on the dealer from whom it purchases an OTC option to perform if the option is exercised, and will therefore only negotiate an OTC option with a dealer subject to the following criteria: (i) the broker-dealer or its predecessor must have been in business at least 15 years; (ii) the broker-dealer must have, in the judgment of the Fund's investment adviser, a reputation for sound management and ethical business practices; (iii) the broker-dealer must be registered with the Securities and Exchange Commission; and (iv) the broker-dealer must have at least $50 million in "Excess Capital." ("Excess Capital" is that portion of a firm's permanent capital which is in excess of the minimum capital required under the Uniform Net Capital Rule of the Securities and Exchange Commission.) Broker-dealer subsidiaries of companies having at least $1 billion in net worth shall also be considered creditworthy, in the event of a lack of publicly available financial information. To the extent the Fund invests in OTC options for which there is no secondary market it will be investing in securities which are illiquid and therefore subject to the Fund's 10% limitation on aggregate investment in restricted or other illiquid securities (see "Investment Restrictions").

       The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options) but capable of enhancing total return.
 When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The Fund will purchase put options involving portfolio securities only when the Fund's investment adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be utilized to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price.
By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

       The Fund will purchase a call option only to close out a covered call option it has written (a "closing purchase transaction"), and will write a put option only to close out a put option it has purchased (a "closing sale transaction"). Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

WARRANTS WITH CASH EXTRACTIONS

       The International Fund may invest up to 5% of its assets in warrants, including warrants used in conjunction with the cash extraction method. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant's exercise price, and (2) the warrant's premium that is attributed to volatility and leveraging power. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

       For example, ASSUME one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also ASSUME that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

       If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, ASSUME Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also ASSUME that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized).
The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

DEBT SECURITIES AND DOWN-GRADED INSTRUMENTS

     Each of Horizon Fund, Spectrum Fund, Mortgage Securities Fund, Bond Fund, Enterprise Fund, Cornerstone Fund and International Fund may invest in non-convertible debt securities rated BBB or Baa or higher by S&P or Moody's, respectively as described in each Fund's Prospectus. Cornerstone Fund may also invest in debt securities convertible into common stock which are rated lower than BBB or Baa but which are rated at least B- by S&P or B3 by Moody's. (See the Cornerstone Fund Prospectus for information regarding these securities and the Fund's policy regarding them.)

     The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund's net asset value.

     These Funds may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which, in the case of non-convertible debt, is lower than BBB or Baa by S&P's or Moody's, respectively, or which, in the case of convertible debt held by Cornerstone Fund, is lower than B- or B3 by S&P or Moody's respectively. In such an event it is such Funds' general policy to dispose of such down-graded securities except when, in the judgment of the Funds' investment adviser, it is to the Funds' advantage to continue to hold such securities. In no event, however, will any such Fund hold more than 5% of its net assets, in the aggregate, in non-convertible securities rated lower than BBB or Baa or, in the case of Cornerstone Fund, in convertible securities rated lower than B- or B3.

     Low rated (i.e., below BBB) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds' shares.

       Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

       Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

INVESTMENTS IN RUSSIA

     The International Fund may invest in securities of Russian companies, which involves risks and special considerations not typically associated with investing in United States securities markets. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

      The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and,
(iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy. Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

     The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States.
In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors. The securities of Russian companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for such securities. This may increase the difficulty of valuing the Fund's investments. No established secondary markets may exist for many of the securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

     Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration transactions are subject to significant risks not normally associated with investments in the United States and other more developed markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or in certain limited cases by formal share certificates. However, there is not a central registration system and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and its possible for the Fund to lose its registration through fraud, negligence and even mere oversight. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Fund's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Russian companies is, in certain cases, legally restricted. Sometimes these restrictions are contained in constitutional documents of an enterprise which are not publicly available. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital of income will be capable of being remitted. If, for any reason, the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income.

     Russian courts lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in Russia. There remains uncertainty as to the extent to which local parties and entities, including Russian state authorities, will recognize the contractual and other rights of the parties with which they deal. Accordingly, there will be difficulty and uncertainty in the Fund's ability to protect and enforce its rights against Russian state and private entities. There is also no assurance that the Russian courts will recognize or acknowledge that the Fund has acquired title to any property or securities in which the Fund invests, or that the Fund is the owner of any property or security held in the name of a nominee which has acquired such property or security on behalf of the Fund, because there is at present in Russia no reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia will not have a material adverse effect on the Fund and its operations. Difficulties are likely to be encountered enforcing judgments of foreign courts within Russia or of Russian courts in foreign jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia.

                            INVESTMENT RESTRICTIONS

       Each of the Funds is "diversified" as defined in the Investment Company Act of 1940. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

       Each Fund is also subject to certain "fundamental" investment restrictions, which may not be changed without the vote of a "majority" of the Fund's outstanding shares. As used in the Prospectus and this Statement of Additional Information, "majority" means the lesser of (i) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund's outstanding shares. An investment restriction which is not fundamental may be changed by vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

HORIZON FUND

       Horizon Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (5) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Participate on a joint or joint and several basis in any trading account in securities;

            (14) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

            (15) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

            (16) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

            (17) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include repurchase agreements with a maturity of over seven days).

SPECTRUM FUND

       Spectrum Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, provided that (a) telephone, gas and electric public utilities are each regarded as separate industries and (b) banking, savings and loan associations, savings banks and finance companies as a group will not be considered a single industry for the purpose of this limitation. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances of United States banks and savings and loan associations; [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (3) Purchase any security on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

            (4) Make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (5) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (6) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (7) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

            (8) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (9) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares of securities of that company, together own more than 5%;

            (10) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund's investment adviser to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loans, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (11) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (12) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (13) Make investments for the purpose of exercising control or management;

            (14) Participate on a joint or joint and several basis in any trading account in securities;

            (15) Write call or purchase put options, except covered options which are traded on national securities exchanges with respect to securities in its portfolio, in an amount not greater than 15% of its net assets, or purchase a call option or write a put option, except to close out a position;

            (16) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets; or

            (17) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets.

MORTGAGE SECURITIES FUND

       Mortgage Securities Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investment in the mortgage and mortgage-finance industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or securities issued or guaranteed by the United States Government, its agencies or instrumentalities;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (4) Lend its portfolio securities;

            (5) Borrow money except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

            (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of the company, together own more than 5%;

            (9) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus under "Investment Objectives and Policies;"

            (10) Buy or sell (a) oil, gas or other mineral leases, rights or royalty contracts; (b) real estate, except that it may invest in mortgage-related securities and whole loans and purchase and sell securities of companies which deal in real estate or interests therein; or (c) commodities or commodity contracts, except that it may invest in interest rate futures contracts.

            (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets; or

            (14) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include put and call options).

MONEY MARKET FUND (Restriction number 15 is not "fundamental".)

       Money Market Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer;

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry; provided that (a) telephone, gas, and electric public utilities are each regarded as separate industries and (b) United States banks, savings and loan associations, savings banks and finance companies are each regarded as separate industries for the purpose of this limitation. There are no limitations with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or certificates of deposit and bankers acceptances of domestic branches of United States banks;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and only to the extent that the Fund's short positions will not at the time of any short sale aggregate in total sale prices more than 10% of its total assets;

            (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (5) Borrow money or enter into reverse repurchase agreements in excess of 5% of its net assets and, with respect to borrowing money, only from banks and only as a temporary measure for extraordinary or emergency purposes;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (7) Invest more than 5% of its total assets in securities of businesses (including predecessors) less than three years old;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions;

            (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (11) Act as an underwriter of securities, except to the extent the Fund maybe deemed to be an underwriter in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Participate on a joint or joint and several basis in any trading account in securities;

            (14) Write or purchase put or call options, or combinations thereof;

            (15) Enter into repurchase agreements maturing in more than seven days, purchase certificates of deposit of banks and savings and loan associations which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of less than $2 billion, purchase variable amount master demand notes, or invest in any other illiquid assets, if such investments taken together exceed 10% of the Fund's net assets (This restriction is non-fundamental.); or

            (16) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets.

BOND FUND (Restriction number 16 is not "fundamental".)

       Bond Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

            (2) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, provided that (a) the electric, telephone, gas, gas transmission, water, telegraph and satellite communications utilities are each regarded as separate industries, and (b) banks, savings and loan associations, savings banks, and finance companies are each regarded as separate industries. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (5) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and not in excess of 5% of its net assets;
       or enter into reverse repurchase agreements;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

            (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus under "Investment Objectives and Policies," and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, or interests in real estate which are not readily marketable, commodities or commodity contracts, except that it may invest in interest rate futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Participate on a joint or joint and several basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of the Fund's portfolio securities with other accounts advised by Advantus Capital to reduce brokerage commissions or otherwise to achieve best overall execution);

            (14) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets; or

            (15) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include repurchase agreements with a maturity of over seven days and OTC options for which there is no secondary market); or

            (16) Invest more than 10% of its net assets in securities of foreign issuers which are not U.S. dollar-denominated and publicly traded in the United States (This restriction is non-fundamental.).

CORNERSTONE FUND AND ENTERPRISE FUND (The investment restrictions numbered 1 through 7 below are fundamental. Restrictions numbered 8 through 14 are not fundamental and may be changed by the Funds' Boards of Directors.)

       Cornerstone Fund and Enterprise Fund will NOT:

            (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

            (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make investments for the purpose of exercising control or management;

            (10) Participate on a joint or joint and several basis in any trading account in securities;

            (11) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

            (12) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Funds total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

            (13) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

           (14) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets.

INTERNATIONAL FUND (The investment restrictions numbered 1 through 7 below are fundamental. Restrictions numbered 8 through 15 are not fundamental and may be changed by the Fund's Board of Directors.)

       International Fund will NOT:

            (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

            (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts, except the Fund may purchase and sell futures contracts on financial instruments and indices, and options on such futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make investments for the purpose of exercising control or management;

            (10) Participate on a joint or joint and several basis in any trading account in securities;

            (11) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

              (12) Invest in the securities of other investment companies with an aggregate value in excess of 10% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

              (13) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser;

              (14) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets; or

              (15) Invest more than 5% of its assets in warrants other than warrants acquired in units or attached to other securities; provided, that of such 5%, not more than 2% of the Fund's assets shall be invested in warrants that are not exchange listed.

ADDITIONAL INVESTMENT RESTRICTIONS

       Certain of the Funds have agreed with the staff of the Securities and Exchange Commission that, as a non-fundamental operating policy, the following additional investment restrictions, which modify certain of the fundamental investment restrictions described above, will be observed:

              (1) Horizon Fund, Spectrum Fund, Mortgage Securities Fund and Money Market Fund will not purchase any security if, as a result, "25% or more" of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry (see investment restriction number 2 for each Fund).


              (2) Spectrum Fund, in applying the limitation on investments in securities of issuers conducting their principal business activities in a single industry (see Spectrum Fund investment restriction number 2, as modified by additional investment restriction number 1 above), will also apply such limitation to certificates of deposit and bankers' acceptances of United States banks and savings and loan associations.


              (3) Spectrum Fund shall include reverse repurchase agreements as a "borrowing" for purposes of applying the Fund's 5% of net assets limitation on borrowing money (see Spectrum Fund investment restriction number 6).

ALL FUNDS


       With respect to each of the Funds, any investment policy set forth under "Investment Objectives, Policies and Risks" in the Prospectus, or any restriction set forth above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom, or unless the Investment Company Act of 1940 provides otherwise.

                               PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

Horizon Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. For the fiscal years ended September 30, 1996 and 1995, and the fiscal period ended September 30, 1994, the Fund's portfolio turnover rates were 84.7%, 46.8% and 43.5%, respectively.

Spectrum Fund's objective and policies may cause the annual portfolio turnover rate to be higher than the average turnover rate of other investment companies. Accordingly, the Fund may have high brokerage and other costs. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 1996 and 1995, and the fiscal period ended September 30, 1994, the Fund's portfolio turnover rates were 140.5%, 125.5% and 124.5%, respectively.


Mortgage Securities Fund's investment activities may result in the Fund's engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will have a higher turnover rate, and thus a higher incidence of brokerage and other costs, than might be expected from investment companies which invest substantially all of their funds on a long-term basis. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 1996 and 1995, and the fiscal period ended September 30, 1994, the Fund's portfolio turnover rates were 125.2%, 203.7% and 236.2% respectively.

Money Market Fund, consistent with its investment objective, attempts to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. As a result, the Fund may have significant portfolio turnover. There usually are no brokerage commissions paid by the Fund for such purchases since such securities are purchased on a net basis. Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's portfolio turnover rate for reporting purposes is zero.

Bond Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Rate of portfolio turnover is not a limiting factor, however, and particular holdings may be sold at any time, if, in the opinion of the Fund's investment adviser, such a sale is advisable. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 1996 and 1995, and the fiscal period ended September 30, 1994 the Fund's portfolio turnover rates were 222.6%, 270.7% and 163.5%, respectively. The substantial rate of portfolio turnover for the years ended September 30, 1996 and 1995 was attributable to the fact that the Fund took advantage of opportunities created in the corporate bond market as a result of tightening spreads between corporate bonds and U.S. Treasury bonds. The Fund was able to buy corporate bonds at very attractive prices when the spreads were wide and sell those bonds at appreciated values when the spreads narrowed.

Cornerstone Fund and Enterprise Fund each make changes in their portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Funds. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Neither Fund emphasizes short-term trading profits. For the fiscal years ended September 30, 1996 and 1995 and the fiscal period ended September 30, 1994, Cornerstone Fund's portfolio turnover rate was 128.0%, 160.1% and 8.1%, respectively. For the fiscal years ended September 30, 1996 and 1995 and the fiscal period ended September 30, 1994, Enterprise Fund's portfolio turnover rate was 80.2%, 48.8% and 5.0%, respectively. The apparent increase in portfolio turnover rates from 1994 to 1995 is attributable to the fact that the figures for 1994 represent only the 14 days from the Fund's date of inception to the end of the fiscal period.

International Fund also makes changes in its portfolio securities which are considered advisable in light of market conditions. The Fund does not emphasize short-term trading profits. For the fiscal years ended September 30, 1996 and 1995 and the fiscal period ended September 30, 1994, International Fund's portfolio turnover rate was 56.1%, 52.0% and 12.1%, respectively. The apparent increase in portfolio turnover rates from 1994 to 1995 is attributable to the fact that the figures for 1994 represent only the 14 days from the Fund's date of inception to the end of the fiscal period.

                    DIRECTORS AND EXECUTIVE OFFICERS

       The names, addresses, principal occupations, and other affiliations of directors and executive officers of each of the Funds are given below:



                              Position with    Principal Occupation and Other
Name and Address                the Funds        Affiliations (Past 5 Years)
----------------              -------------    ------------------------------
Paul H. Gooding*              President        Vice President and Treasurer of
Advantus Capital              and Director     Minnesota Mutual; President and
 Management, Inc.                              Director of Advantus Capital;
400 Robert Street North                        President, Treasurer and Director
St. Paul, Minnesota 55101                      of MIMLIC Management

Frederick P. Feuerherm*       Treasurer        Second Vice President of Minnesota
The Minnesota Mutual          and Director     Mutual; Vice President and Assistant
 Life Insurance Company                        Secretary of MIMLIC Management
400 Robert Street North
St. Paul, Minnesota 55101

Ralph D. Ebbott               Director         Retired, Vice President and Treasurer
409 Birchwood Avenue                           of Minnesota Mining and Manufacturing
White Bear Lake,                               Company (tape, adhesive, photographic,
 Minnesota 55110                               and electrical products) through June
                                               1989



Charles E. Arner              Director         Retired, Vice Chairman of The First
E-1218 First National                          National Bank of Saint Paul from
 Bank Building                                 November 1983 through June 1984;
332 Minnesota Street                           Chairman and Chief Executive Officer
St. Paul, Minnesota 55101                      of The First National Bank of Saint
                                               Paul from October 1980 through
                                               November 1983

Ellen S. Berscheid            Director         Regents' Professor of Psychology at
University of Minnesota                        the University of Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455

Michael J. Radmer             Secretary        Partner with the law firm of
Dorsey & Whitney LLP                           Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, Minnesota 55402


_________________________

* Denotes directors of the Funds who are "interested persons" (as defined under the Investment Company Act of 1940) of the Funds.

    Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by any of the Advantus Funds to any of its officers or directors who is affiliated with Advantus Capital or MIMLIC Management. Each director of the Funds who is not affiliated with Advantus Capital or MIMLIC Management is also a director of the other four investment companies of which Advantus Capital or MIMLIC Management is the investment adviser (12 investment companies in total -- the "Fund Complex"). Such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $6,000 per year and $1,500 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by any Fund is a PRO RATA portion based on the ratio that such Fund's total net assets bears to the total net assets of the Fund Complex. During the fiscal year ended September 30, 1996, each Director not affiliated with Advantus Capital or MIMLIC Management was compensated by the funds in accordance with the following table:

                                                                     Total
                                    Pension or                    Compensation
                                    Retirement                     From Funds
                      Aggregate      Benefits       Estimated       and Fund
                     Compensation   Accrued as       Annual          Complex
                       from the    Part of Fund   Benefits Upon     Paid to
Name of Director       Funds(1)      Expenses      Retirement      Directors
----------------       --------      --------      ----------      ---------

Charles E. Arner      $1,557.66        n/a            n/a           $9,000
Ellen S. Berscheid    $1,557.66        n/a            n/a           $9,000
Ralph D. Ebbott       $1,557.66        n/a            n/a           $9,000


(1) During the fiscal year ended September 30, 1996, each Director not affiliated with Advantus Capital or MIMLIC Management received $203.24 from Horizon Fund, $318.45 from Spectrum Fund, $140.77 from Mortgage Securities Fund, $213.48 from Money Market Fund, $98.29 from Bond Fund, $190.88 from Enterprise Fund, $203.73 from Cornerstone Fund and $188.82 from International Fund.


As of September 30, 1996, the directors and executive officers of the Funds did not own any shares of the Funds, except for Frederick P. Feuerherm who owned less than 1% of the outstanding shares of Spectrum Fund, Paul H. Gooding who owned less than 1% of the outstanding shares of each of Horizon Fund, Money Market and Bond Fund, and Michael J. Radmer who owned less than 1% of the outstanding shares of Horizon Fund, and Spectrum Fund.

                           DIRECTOR LIABILITY

       Under Minnesota law, the Board of Directors of each Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

       Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                      INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

       Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of each of the Funds since March 1, 1995. Prior to that date the Funds' investment adviser was MIMLIC Asset Management Company ("MIMLIC Management"). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management. The same portfolio managers and other personnel who previously provided investment advisory services to the Funds through MIMLIC Management continue to provide the same services through Advantus Capital. MIMLIC Sales acts as the Funds' underwriter. Both Advantus Capital and MIMLIC Sales act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and MIMLIC Sales is 400 Robert Street North, St. Paul, Minnesota 55101.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND MIMLIC SALES

       Advantus Capital was incorporated in Minnesota in June, 1994, and is a wholly-owned subsidiary of MIMLIC Management. MIMLIC Management is a subsidiary of The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), which was organized in 1880, and has assets of more than $9.8 billion. MIMLIC Sales is also a subsidiary of MIMLIC Management. Paul H. Gooding, President and a Director of each of the Funds, is President and director of Advantus Capital, and President, Treasurer, and a Director of MIMLIC Management. Frederick P. Feuerherm, Treasurer and a Director of each of the Funds, is a Vice President and Assistant Secretary of MIMLIC Management. James P. Tatera, Senior Vice President and Director of Advantus Capital, is also Vice President of MIMLIC Management.

INVESTMENT ADVISORY AGREEMENT

       Advantus Capital acts as investment adviser and manager of the Funds under Investment Advisory Agreements (the "Advisory Agreements") dated March 1, 1995 for each Fund, each of which Advisory Agreements was approved by shareholders on February 14, 1995. The Advisory Agreements were last approved by the Board of Directors of each Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 14, 1997. The Advisory Agreements will terminate automatically in the event of their assignment. In addition, each Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the respective Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, each Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the respective Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

       Pursuant to the Advisory Agreements each Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:

                                                      Advisory Fee as Percentage
                       Fund                              of Average Net Assets
                       ----                           --------------------------

       Horizon Fund                                              .80%
       Spectrum Fund                                             .60%
       Mortgage Securities Fund                                  .575%
       Money Market Fund                                         .50%
       Bond Fund                                                 .70%
       Cornerstone Fund                                          .80%
       Enterprise Fund                                           .80%
       International Fund:
              On the first $25 million in assets                 .95%
              On the next $25 million in assets                  .80%
              On the next $50 million in assets                  .75%
              On all assets in excess of $100 million            .65%

       From the advisory fee received from International Fund, Advantus Capital pays Templeton Investment Counsel, Inc. a sub-advisory fee equal to
 .70% on the first $25 million of International Fund's average daily net assets, .55% on the next $25 million, .50% on the next $50 million, and .40% on all average daily net assets in excess of $100 million.


       Prior to March 1, 1995, the fees paid by the Funds for investment advisory services were paid to MIMLIC Management rather than to Advantus Capital. MIMLIC Management was compensated at the same rate as is Advantus Capital under the current Advisory Agreements. The fees paid by the Funds during the fiscal years ended September 30, 1996 and 1995, and the fiscal period ended September 30, 1994 (before Advantus Capital's or MIMLIC Management's absorption of certain expenses, described below) were as follows:

         Fund                               1996           1995           1994
         ---                                ----           ----           ----

     Horizon Fund                         $319,371       $276,972       $222,869
     Spectrum Fund                         370,684        338,669        404,391
     Mortgage Securities Fund              154,423        155,798        144,561
     Money Market Fund                     198,141        148,238        110,595
     Bond Fund                             130,555        104,228         90,854
     Cornerstone Fund                      330,954        150,365         18,833
     Enterprise Fund                       302,906        167,883         19,519
     International Fund                    327,858        241,970         29,922

    For this fee, Advantus Capital acts as investment adviser and manager for the Funds, and, except for Money Market Fund, pays the Funds' transfer agent, dividend disbursing agent and redemption agent expenses. Money Market Fund pays its own transfer agent, dividend disbursing agent, and redemption agent expenses. All of the Funds have engaged Minnesota Mutual to act as their transfer agent, dividend disbursing agent, and redemption agent. While the advisory fees paid by Horizon Fund, Cornerstone Fund, Enterprise Fund and International Fund are higher than those paid by most mutual funds, they are partially offset by Advantus Capital's payment of certain expenses, such as the transfer agent, dividend disbursing agent and redemption agent expenses, which expenses are not customarily paid for by a mutual fund's investment adviser. During the fiscal year ended September 30, 1996, Money Market Fund paid Minnesota Mutual $112,299 for transfer agent services. In addition, separate from the investment advisory agreement, each of the Funds has entered into an agreement with Minnesota Mutual under which Minnesota Mutual provides accounting, legal and other administrative services to the Funds. Minnesota Mutual currently provides such services to the Funds at a monthly cost of $3,600 for Horizon Fund, Spectrum Fund, Mortgage Securities Fund, Bond Fund, Enterprise Fund, Cornerstone Fund, $3,000 for Money Market Fund, and $2,500 for International Fund. During the fiscal year ended September 30, 1996, each of the Funds paid Minnesota Mutual the following amounts for such services:

                   Fund                               Amount
                   ----                               ------

     Horizon Fund                                    $41,200
     Spectrum Fund                                    41,200
     Mortgage Securities Fund                         41,200
     Money Market Fund                                34,000
     Bond Fund                                        41,200
     Cornerstone Fund                                 41,200
     Enterprise Fund                                  41,200
     International Fund                               28,200

    Under the Advisory Agreements, Advantus Capital furnishes the Funds office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds, and pays the salaries and fees of all officers and directors of the Funds who are affiliated with Advantus Capital.
 In addition, except to the extent that MIMLIC Sales receives Rule 12b-1 distribution fees (see "Payment of Certain Distribution Expenses of the Funds" below), MIMLIC Sales bears all promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses and statements of additional information for new shareholders, and shareholder reports for new shareholders, and the costs of sales literature. The Funds pay all other expenses not so expressly assumed.

    During the fiscal years ended September 30, 1996 and 1995, and the fiscal period ended September 30, 1994 Advantus Capital or MIMLIC Management (which was formerly the Funds' investment adviser) voluntarily absorbed certain expenses of the Funds (which do not include certain Rule 12b-1 fees waived by MIMLIC Sales) as set forth below:

         Fund                               1996         1995         1994
         ---                                ----         ----         ----

     Horizon Fund                           $  -0-     $  2,814     $    -0-
     Spectrum Fund                             -0-          -0-          -0-
     Mortgage Securities Fund               20,025        9,655          -0-
     Money Market Fund                     142,522      151,288      156,505
     Bond Fund                              88,798      100,487       82,132
     Cornerstone Fund                          -0-       47,635        8,493
     Enterprise Fund                           -0-       43,566        8,124
     International Fund                        -0-       17,626        3,015

INTERNATIONAL FUND SUB-ADVISER -- TEMPLETON COUNSEL

       Templeton Investment Counsel, Inc., (hereinafter "Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Fund, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly-owned subsidiary of Templeton Worldwide, Inc., Fort Lauderdale, Florida, which in turn is a wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin").

       Franklin is a large, diversified financial services organization. Through its operating subsidiaries, Franklin provides a variety of investment products and services to institutions and individuals throughout the United States and abroad. One of the country's largest mutual fund organizations, Franklin's business includes the provision of management, administrative and distribution services to the Franklin/Templeton Group of Funds, which is distributed through a nationwide network of banks, broker-dealers, financial planners and investment advisers. Franklin is headquartered in San Mateo, California, and its common stock is listed on the New York Stock Exchange under the ticker symbol BEN.

       Certain clients of Templeton Counsel may have investment objectives and policies similar to that of the International Fund. Templeton Counsel may, from time to time make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Fund. When two or more of the clients of Templeton Counsel (including the International Fund) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

INTERNATIONAL FUND INVESTMENT SUB-ADVISORY AGREEMENT -- TEMPLETON COUNSEL

       Templeton Counsel acts as an investment sub-adviser to the International Fund under an Investment Sub-Advisory Agreement (the "Templeton Agreement") with Advantus Capital dated March 1, 1995, and approved by shareholders of the Fund on February 14, 1995. The Templeton Agreement was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Templeton Agreement or interested persons of any such party, on January 14, 1997. The Templeton Agreement will terminate automatically upon the termination of the Advisory Agreement and in the event of its assignment. In addition, the Templeton Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by a vote of the majority of the International Fund's outstanding voting securities on 60 days' written notice to Templeton Counsel and by Templeton Counsel on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Templeton Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the International Fund, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Templeton Agreement, cast in person at a meeting called for the purpose of voting on such approval.

DISTRIBUTION AGREEMENT

     The Board of Directors of each Fund, on January 14, 1997, including a majority of the directors who are not parties to the contract, or interested persons of any such party, last approved the respective Fund's Distribution Agreement with MIMLIC Sales (the "Distribution Agreements"), each dated March 1, 1995, except in the case of International Fund, whose Distribution Agreement is dated January 31, 1997. During the fiscal years ended September 30, 1996 and 1995, and the fiscal period ended September 30, 1994 the commissions received by MIMLIC Sales under the Distribution Agreements, except in the case of Money Market Fund (which does not provide for MIMLIC Sales to receive a commission), with respect to shares of all classes under the Distribution Agreements were as follow:

         Fund                               1996           1995           1994

     Horizon Fund                         $247,322       $125,141       $150,713
     Spectrum Fund                         354,051        226,547        341,528
     Mortgage Securities Fund              101,891         97,402        182,209
     Bond Fund                             137,919         61,826        103,025
     Cornerstone Fund                      271,957         62,839            276
     Enterprise Fund                       163,228         57,059            -0-
     International Fund                    158,726        150,769            -0-

During the same periods MIMLIC Sales retained from these commissions the following amounts:

         Fund                               1996           1995           1994

     Horizon Fund                          $40,283        $14,640        $17,868
     Spectrum Fund                          27,761         27,391         41,001
     Mortgage Securities Fund               13,435          5,436          6,096
     Bond Fund                              13,413          5,966          6,546
     Cornerstone Fund                       21,374          5,200             28
     Enterprise Fund                        15,980          6,201            n/a
     International Fund                     24,740         16,080            n/a

The remainder of these commissions was paid to registered representatives of MIMLIC Sales or to broker-dealers who have selling agreements with MIMLIC Sales.

       Each Distribution Agreement may be terminated by the respective Fund or MIMLIC Sales at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement for the respective Fund shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

       The Distribution Agreements require MIMLIC Sales to pay all advertising and promotional expenses in connection with the distribution of the Funds' shares including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

       In the Distribution Agreements, MIMLIC Sales undertakes to indemnify the Funds against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Funds in any way arising out of or in connection with the sale or distribution of the

Funds' shares, except to the extent that such liability is the result of information which was obtainable by MIMLIC Sales only from persons affiliated with the Funds but not with MIMLIC Sales.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUNDS

       Money Market Fund has adopted a Plan of Distribution, and each of the other Funds has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Money Market Fund, pursuant to its Plan of Distribution, pays a fee to MIMLIC Sales which, on an annual basis, is equal to .30% of the Fund's average daily net assets, and is to be used to pay certain expenses incurred in the distribution and promotion of its shares. Each of the other Funds, pursuant to its Plans of Distribution, also pays fees to MIMLIC Sales which equal, on an annual basis, a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

                                                   Rule 12b-1 Fee as Percentage
                                           of Average Daily Net Assets Attributable to
                                           -------------------------------------------

Fund                                    Class A Shares    Class B Shares    Class C Shares
----                                    --------------    --------------    --------------
Horizon Fund                                 .30%             1.00%              1.00%
Spectrum Fund                                .35%             1.00%              1.00%
Mortgage Securities Fund                     .30%             1.00%              1.00%
Bond Fund                                    .30%             1.00%              1.00%
Cornerstone Fund                             .30%             1.00%              1.00%
Enterprise Fund                              .30%             1.00%              1.00%
International Fund                           .30%             1.00%              1.00%


Such fees are also used for distribution-related services for all threee classes and for servicing of shareholder accounts in connection with Class B and C shares.

       All of the Rule 12b-1 fees payable by Money Market Fund and all of the Rule 12b-1 fees payable by the Advantus Load Funds and attributable to Class A shares of such Funds, and a portion of the Rule 12b-1 fees payable with respect to Class B and Class C shares equal to .75% of the average daily net assets attributable to such Class B and Class C shares, constitute distribution fees designed to compensate MIMLIC Sales for advertising, marketing and distributing the shares of Money Market Fund and the Advantus Load Funds.

       The distribution fees may be used by MIMLIC Sales for the purpose of financing any activity which is primarily intended to result in the sale of shares of the particular Fund. For example, such distribution fee may be used by MIMLIC Sales: (a) to compensate broker-dealers, including MIMLIC Sales and its registered representatives, for their sale of a Fund's shares, including the implementation of the programs described below with respect to broker-dealers, banks, and other financial institutions; and (b) to pay other advertising and promotional expenses in connection with the distribution of a Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by MIMLIC Sales and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of MIMLIC Sales or of other broker-dealers, banks, or financial institutions.

       A portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of each of the Advantus Load Funds, equal to .25% of the average daily net assets attributable to such Class B and Class C shares, constitutes a shareholder servicing fee designed to compensate MIMLIC Sales for the provision of certain services to the holders of Class B and Class C shares.

       Amounts expended by the Funds under the Plans are expected to be used for the implementation by MIMLIC Sales of a dealer incentive program. Pursuant to the program, MIMLIC Sales may provide compensation to investment dealers for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers and for the provision of administrative support services to customers who directly or beneficially own shares of the Funds. The distribution assistance and administrative support services rendered by dealers may include, but are not limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designation and addresses, and in enrolling into the pre-authorized check plan or systematic withdrawal plan; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares and providing such other information and services as the Funds or the customer may reasonably request. Such fees for servicing customer accounts would be in addition to the portion of the sales charge received or to be received by dealers which sell shares of the Funds.

       MIMLIC Sales may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made the Funds' shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws, among other things, prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, MIMLIC Sales, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. State law may, however, differ from the interpretation of the Glass-Steagall Act expressed and banks and other financial institutions may therefore be required to register as securities dealers pursuant to state law. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

       In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing.
In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 14, 1997, the directors of the Funds so concluded.

       During the fiscal year ended September 30, 1996, each of the Advantus Load Funds made payments under its Plans of Distribution applicable to Class A, Class B and Class C shares as follows (distribution fees waived by MIMLIC Sales, if any, are shown in parentheses):

                                           Class A        Class B   Class C

     Horizon Fund                     $76,167   (28,836)   43,537     5,667
     Spectrum Fund                    195,074       n/a    54,073     6,379
     Mortgage Securities Fund          55,737   (15,693)   23,440     7,020
     Bond Fund                         15,975   (31,952)   23,386     3,362
     Cornerstone Fund                  37,227   (74,454)   36,779     4,644
     Enterprise Fund                   34,392   (68,785)   30,941     3,767
     International Fund                53,124   (53,123)      n/a     8,761

Money Market Fund made no payments under its Plan of Distribution during the fiscal year ended September 30, 1996. MIMLIC Sales waived distribution fees from Money Market Fund in the amount of $119,211 during such period.

       The Plans of Distribution could be construed as "compensation plans" because MIMLIC Sales is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. MIMLIC Sales may spend more or less for the distribution and promotion of the Funds' shares than it receives as distribution fees pursuant to the Plans. However, to the extent fees received exceed expenses, including indirect expense such as overhead, MIMLIC Sales could be said to have received a profit.

                  MONEY MARKET FUND AMORTIZED COST METHOD OF
                             PORTFOLIO VALUATION

       Money Market Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in interest rates on the market value of the instrument and regardless of any unrealized capital gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.
During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

       Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share calculated using available market quotations from the Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

       The Fund will, in further compliance with Rule 2a-7, maintain a dollar-weighted average portfolio maturity not exceeding 90 days and will limit its portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Fund will limit its investments in the securities of any one issuer to no more than 5% of the Fund's total assets and it will limit investment in securities of less than the highest rated category to 5% of the Fund's total assets. Investment in the securities of any issuer of less than the highest rated category will be limited to the greater of 1% of the Fund's total assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

              PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

HORIZON FUND, SPECTRUM FUND, CORNERSTONE FUND AND ENTERPRISE FUND

       In a number of security transactions, it is possible for Horizon Fund, Spectrum Fund, Cornerstone Fund and Enterprise Fund to deal in the over-the-counter security markets (including the so-called "third market" which is the "over-the-counter" market for securities listed on the New York Stock Exchange) without the payment of brokerage commissions but at net prices including a spread or markup; these Funds trade in this manner whenever the net price appears advantageous.

MORTGAGE SECURITIES FUND AND BOND FUND

       Portfolio transactions of Mortgage Securities Fund and Bond Fund occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by these two Funds and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

MONEY MARKET FUND

       Most transactions in portfolio securities of Money Market Fund are purchases from issuers or dealers in money market instruments acting as principal. There usually are no brokerage commissions paid by the Fund for such purchases since securities are purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which reflect a fee paid to the underwriter.

INTERNATIONAL FUND

       Templeton Counsel, as investment sub-adviser to the International Fund, is primarily responsible for selecting and (where applicable) negotiating commissions with the brokers who execute the transactions for the Fund. Templeton Counsel, in managing the International Fund, follows the same basic brokerage practices as those described below for Advantus Capital. In addition, in selecting brokers for portfolio transactions, Templeton Counsel takes into account its past experience as to brokers qualified to achieve "best execution," including the ability to effect transactions at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, and whether the broker specializes in foreign securities held by the International Fund. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Templeton Counsel, better prices and execution may be obtained on a commission basis or from other sources.

GENERALLY

     Advantus Capital selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds (except for International Fund, as described above). During the fiscal years ended September 30, 1996 and 1995, and the fiscal period ended September 30, 1994 brokerage commissions paid were:

         Fund                          1996      1995      1994

     Horizon Fund                     $71,278   $40,274   $30,332
     Spectrum Fund                     69,801    63,194    60,362
     Mortgage Securities Fund             -0-       -0-       -0-
     Money Market Fund                    -0-       -0-       -0-
     Bond Fund                            -0-       -0-       -0-
     Cornerstone Fund                 165,563   146,804    18,326
     Enterprise Fund                   39,583    29,639    10,942
     International Fund                34,467    42,199    33,746

       The primary criteria for the selection of a broker is the ability of the broker, in the opinion of Advantus Capital, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, Advantus Capital considers whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934), and generally the Funds pay higher than the lowest commission rates available. Advantus Capital may direct Fund transactions to brokers who furnish research services to Advantus Capital. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Funds enable Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Funds. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these commissions.

       There is no formula for the allocation by Advantus Capital of the Funds' brokerage business to any broker-dealer for brokerage and research services. However, Advantus Capital will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion. During the fiscal year ended September 30, 1996, Horizon Fund, Spectrum Fund, Cornerstone Fund, Enterprise Fund and International Fund directed transactions to brokers because of research services they provided, and paid commissions in connection with such transactions, in the aggregate amounts set forth below:

                               Aggregate Transactions    Commissions Paid On
            Fund               Directed for Research     Directed Transactions
            ----               ----------------------    ---------------------

       Horizon Fund                 $57,022,191               $ 71,278
       Spectrum Fund                 57,704,990                 69,801
       Cornerstone Fund              46,114,966                165,563
       Enterprise Fund               93,879,798                 39,583
       International Fund            10,400,924                 34,467

During the same period, Mortgage Securities Fund, Money Market Fund and Bond Fund directed no transactions to brokers because of research services they provided.

       No brokerage is allocated for the sale of Fund shares. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefit accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

       The same security may be suitable for one or more of the Funds and the other funds or private accounts managed by Advantus Capital or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by one Fund and other Funds or accounts may have a detrimental effect on that Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

       The Funds will not execute portfolio transactions through any affiliate, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions are executed on an agency basis, Advantus Capital will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Advantus Capital with respect to the Funds as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

       In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Funds that such commissions will, in the judgment of Advantus Capital, subject to review by the Fund's Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

       Information regarding the acquisition by the Funds during the fiscal year ended September 30, 1996, of securities of the Funds' regular brokers or dealers, or the parents of those broker or dealers that derive more than 15 percent of their gross revenue from securities-related activities, is presented below:

                                                                Approximate
                                                            Value of Securities
                                                              Owned at End of
                                   Name of Issuer              Fiscal Period
                                   --------------           -------------------

Horizon Fund                       Norwest Corporation        $   463,931
Spectrum Fund                      Norwest Financial              713,915
                                   Lehman Brothers                506,637
                                   Ford Motor Credit              803,792
                                   GMAC                           763,169
Cornerstone Fund                   Ford Motor Credit            1,118,750
International Balanced Fund        Deutsche Bank                  764,416

                         CALCULATION OF PERFORMANCE DATA

MONEY MARKET FUND

        Money Market Fund may issue "current yield" and "effective yield" quotations. "Current yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, and multiplying that change by 365/7. "Effective yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. For purposes of the foregoing calculations, the value of the hypothetical account includes accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized gains and losses or unrealized appreciation and depreciation. The Fund will also quote the average dollar-weighted portfolio maturity for the corresponding seven-day period.

       Although there can be no assurance that the net asset value of Money Market Fund's shares will always be $1.00, Advantus Capital does not expect that the net asset value of its shares will fluctuate since the Fund uses the amortized cost method of valuation to maintain a stable $1.00 net asset value. See "Money Market Fund Amortized Cost Method of Portfolio Valuation." Principal is not, however, insured. Yield is a function of portfolio quality and composition, maturity, and operating expenses. Yield information is useful in reviewing the Fund's performance, but it may not provide a basis for comparison with bank deposits or other investments, which pay a fixed yield for a stated period of time, or other investment instruments, which may use a different method of calculating yield.

       For the seven calendar days ended September 30, 1996, Money Market Fund's annualized current yield was 4.55% and its annualized effective yield was 4.66%. The Fund's investment adviser was voluntarily absorbing certain expenses of the Fund during that period. If the Fund had been charged these expenses its current yield and effective yield for the same period would have been 3.79% and 3.86%, respectively.

ADVANTUS LOAD FUNDS

       Advertisements and other sales literature for the Advantus Load Funds may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for each class of shares of the Advantus Load Funds.

       YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a-b
                           YIELD = 2[( ----- +1)6-1]
                                        cd

                      Where:  a = dividends and interest earned during
                                  the period;

                              b = expenses accrued for the period (net
                                  of reimbursements);

                              c = the average daily number of shares
                                  outstanding during the period that were
                                  entitled to receive dividends; and

                              d = the maximum offering price per share on the
                                  last day of the period.

       The yield on investments in each of these Funds for the 30 day period ended September 30, 1996 was as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during that period. If such Funds had been charged for these expenses the yield on investments for the same period would have been lower, as also shown in the table below in parentheses.


    Fund                                         Yield
    ----                                         -----

                            Class A             Class B             Class C
                            -------             -------             -------

Horizon Fund              -.24   (-.29)       -.97   (-.97)       -.97   (-.97)
Spectrum Fund             2.61   (2.61)       2.11   (2.11)       2.11   (2.11)
Mortgage Securities Fund  5.89   (5.79)       5.46   (5.41)       5.47   (5.42)
Bond Fund                 5.88   (5.45)       5.31   (5.07)       5.30   (5.07)
Cornerstone Fund          1.30   (1.10)        .48    (.48)        .49    (.49)
Enterprise Fund           -.22   (-.42)      -1.08  (-1.08)      -1.08  (-1.08)
International Fund        2.21   (2.06)        n/a     n/a        1.50   (1.50)

       AVERAGE ANNUAL TOTAL RETURN. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T)n = ERV

                      Where:  P = a hypothetical initial payment of $1,000;

                              T = average annual total return;

                              n = number of years; and

                            ERV = ending redeemable value at the end of the
                                  period of a hypothetical $1,000 payment made at the beginning of such period.


       The average annual total return on investments in each of the Advantus Load Funds for the periods indicated ending September 30, 1996, were as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the average annual total returns for the same periods would have been lower, as also shown in the table below in parentheses.


                                                      1 Year                                          5 Year
                                                      ------                                          ------
FUND                              CLASS A             CLASS B              CLASS C            CLASS A         CLASS B   CLASS C
                                  -------             -------              -------            -------         -------   -------

Horizon Fund(1)                11.4%    (11.3%)    11.3%    (11.3%)    16.3%    (16.3%)    11.0%    (10.9%)     n/a       n/a
Spectrum Fund(2)                8.0%     (8.0%)     8.1%     (8.1%)    12.9%    (12.9%)     8.9%     (8.9%)     n/a       n/a
Mortgage Securities Fund(1)    -0.4%     (-.6%)    -0.9%    (-1.0%)     4.1%     (4.0%)     5.8%     (5.6%)     n/a       n/a
Bond Fund(3)                   -1.2%    (-1.9%)    -1.9%    (-2.3%)     3.1%     (2.7%)     6.2%     (5.4%)     n/a       n/a
Cornerstone Fund(4)            18.3%    (18.1%)    18.4%    (18.4%)    23.6%    (23.6%)      n/a        n/a     n/a       n/a
Enterprise Fund(4)             10.8%    (10.6%)    10.7%    (10.7%)    15.6%    (15.6%)      n/a        n/a     n/a       n/a
International Balanced Fund(5)  5.2%     (5.1%)      n/a        n/a     9.9%     (9.9%)      n/a        n/a     n/a       n/a


                                                  10 Year                                 Since Inception
                                                  -------                                 ---------------
FUND                               CLASS A        CLASS B   CLASS C        CLASS A             CLASS B             CLASS C
                                   -------        -------   -------        -------             -------             -------

Horizon Fund                   12.6%    (12.4%)     n/a       n/a        n/a        n/a    18.1%    (18.1%)    22.4%    (22.4%)
Spectrum Fund                    n/a        n/a     n/a       n/a      10.6%     (9.9%)    13.0%    (13.0%)    16.3%    (16.3%)
Mortgage Securities Fund        7.5%     (7.4%)     n/a       n/a        n/a        n/a     5.9%     (5.8%)     7.6%     (7.5%)
Bond Fund                        n/a        n/a     n/a       n/a       7.4%     (6.4%)     5.7%     (5.1%)     7.8%     (7.3%)
Cornerstone Fund                 n/a        n/a     n/a       n/a      20.1%    (19.6%)    20.6%    (20.4%)    28.3%    (28.1%)
Enterprise Fund                  n/a        n/a     n/a       n/a      18.2%    (17.9%)    18.6%    (18.6%)    23.1%    (23.1%)
International Balanced Fund      n/a        n/a     n/a       n/a       5.2%     (5.0%)      n/a        n/a    12.9%    (12.9%)


-----------------

(1) Class A Inception May 3, 1985.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(2) Class A Inception November 16, 1987.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(3) Class A Inception August 14, 1987.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(4) Class A and Class B Inception September 16, 1994.
    Class C Inception March 1, 1995.
(5) Class A Inception September 16, 1994.
    Class C Inception March 1, 1995.

       CUMULATIVE TOTAL RETURN. Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               ERV-P
                      CTR = ( ------- )100
                                P

        Where:   CTR = Cumulative total return

                 ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and

                   P = initial payment of $1,000.

       The cumulative total return on investments in each of the Advantus Load Funds for the period indicated ended September 30, 1996, was a set forth in the table below. The Funds' investment adviser was voluntarily absorbing certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the cumulative total return for the same periods would have been lower, as also shown in the table below in parentheses.

                                           Cumulative Total Return
                                           -----------------------

Fund                              Class A          Class B          Class C
----                              -------          -------          -------

Horizon Fund(1)               234.8%  (227.3%)  42.3%  (42.3%)   37.8%  (37.8%)
Spectrum Fund(2)              145.3%  (131.7%)  29.6%  (29.6%)   27.2%  (27.2%)
Mortgage Securities Fund(1)   152.3%  (146.3%)  13.0%  (12.9%)   12.3%  (12.2%)
Bond Fund(3)                   92.0%   (75.5%)  12.5%  (11.1%)   12.7%  (11.8%)
Cornerstone Fund(4)            45.3%   (44.2%)  46.5%  (46.2%)   48.5%  (48.3%)
Enterprise Fund(4)             40.6%   (40.0%)  41.8%  (41.6%)   39.2%  (39.1%)
International Fund(4)          10.9%   (10.5%)   n/a     n/a     21.2%  (21.2%)

-------------------

(1) Class A Inception May 3, 1985.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(2) Class A Inception November 16, 1987.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(3) Class A Inception August 14, 1987.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(4) Class A and Class B Inception September 16, 1994.
    Class C Inception March 1, 1995.

       The calculations for both average annual total return and cumulative total return deduct the maximum sales charge from the initial hypothetical $1,000 investment, assume all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

       Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

                    CAPITAL STOCK AND OWNERSHIP OF SHARES

       Each Fund's shares of common stock, and each class thereof, have a par value $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

       Each of the Funds has 10 billion authorized shares of common stock. Each of the Advantus Load Funds has designated 2 billion authorized shares as Class A shares, 2 billion authorized shares as Class B shares and 2 billion authorized shares as Class C shares. The Funds have the following numbers of shares outstanding:


                                    Shares Outstanding at September 30, 1996
                                    ----------------------------------------
      Fund                           Class A         Class B        Class C
      ----                           -------         -------        -------
Horizon Fund                        1,492,347        274,555         44,904
Spectrum Fund                       3,789,331        508,117         87,506
Mortgage Securities Fund            2,316,394        329,660        111,298
Money Market Fund                  43,952,661            n/a            n/a
Bond Fund                           1,647,992        352,313         66,320
Cornerstone Fund                    3,212,050        475,384         77,366
Enterprise Fund                     2,428,973        311,533         51,600
International Fund                  3,535,447            n/a        158,872

     As of September 30, 1996, no person held of record, to the knowledge of the respective Funds, or owned more than 5% of the outstanding shares of any of the Funds, except as set forth in the following table:

                                                                     Number of
Name and Address of Shareholder                Shares               Percentage
-------------------------------                ------               ----------

HORIZON FUND
   Minnesota Mutual and affiliates*              99,098                 5.5%

SPECTRUM FUND
   Minnesota Mutual and affiliates*              34,769                  .8%

MORTGAGE SECURITIES FUND
   Minnesota Mutual and affiliates*             235,114                 8.5%

MONEY MARKET FUND
   Minnesota Mutual and affiliates*          12,127,229                27.6%

BOND FUND
   Minnesota Mutual and affiliates*             379,452                18.4%

CORNERSTONE FUND
   Minnesota Mutual and affiliates*           2,141,636                56.9%

ENTERPRISE FUND
   Minnesota Mutual and affiliates*           2,050,145                73.4%

INTERNATIONAL FUND
   Minnesota Mutual and affiliates*           2,500,486                67.7%

  * 400 Robert Street North, St. Paul, Minnesota 55101.


                             HOW TO BUY SHARES

       The procedures for purchasing shares of the Funds are summarized in the Prospectus following the caption "Purchase of Fund Shares."

       In addition to purchases of shares through insurance agents and employees of Minnesota Mutual who are registered representatives of MIMLIC Sales and who are licensed under applicable state and federal laws, shares may also be purchased in writing as described in the Prospectus through firms which are members of the National Association of Securities Dealers, Inc. and which have selling agreements with MIMLIC Sales.

                  NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price and net asset value per share is summarized in the Prospectus in the text following the headings "Purchase of Fund Shares" and "Sales Charges."

       Shares of Money Market Fund may be purchased at a price equal to their net asset value, which will normally be constant at $1.00 per share. See "Money Market Fund Amortized Cost Method of Valuation." There is no assurance that Money Market Fund can maintain the $1.00 per share value. The portfolio securities in which the Advantus Load Funds invest fluctuate in value, and hence the net asset value per share of each Fund also fluctuates.

       On September 30, 1996, the net asset value and public offering price per share for Class A, Class B and Class C shares of each of the Funds (except Money Market Fund) were calculated as follows:

                                  HORIZON FUND

CLASS A SHARES

    Net Assets ($34,435,290)    = Net Asset Value Per Share ($23.07)
------------------------------
Shares outstanding (1,492,347)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

          $23.07 = Public Offering Price Per Share ($24.28)
          ------
           .95

CLASS B SHARES

    Net Assets ($6,219,403)    = Net Asset Value AND Public
----------------------------
Shares outstanding (274,555)     Offering Price Per Share ($22.65)

CLASS C SHARES


    Net Assets ($1,017,786)    = Net Asset Value AND Public
-----------------------------
Shares outstanding (44,904)      Offering Price Per Share ($22.67)


                                  SPECTRUM FUND

CLASS A SHARES

    Net Assets ($58,847,547)   = Net Asset Value Per Share ($15.53)
------------------------------
Shares outstanding (3,789,331)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

          $15.53 = Public Offering Price Per Share ($16.35)
          ------
           .95

CLASS B SHARES

    Net Assets ($7,860,433)    = Net Asset Value AND Public
----------------------------
Shares outstanding (508,117)     Offering Price Per Share ($15.47)

CLASS C SHARES

   Net Assets ($1,350,599)     = Net Asset Value AND Public
---------------------------
Shares Outstanding (87,506)      Offering Price Per Share ($15.43)

                            MORTGAGE SECURITIES FUND

CLASS A SHARES

    Net Assets ($23,692,254)   = Net Asset Value Per Share ($10.23)
------------------------------
Shares outstanding (2,316,394)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

          $10.23  = Public Offering Price Per Share ($10.77)
          ------
           .95

CLASS B SHARES

    Net Assets ($3,374,944)    = Net Asset Value and Public
----------------------------
Shares outstanding (329,660)     Offering Price Per Share ($10.24)


CLASS C SHARES

    Net Assets ($1,138,654)    = Net Asset Value and Public
----------------------------
Shares outstanding (111,298)     Offering Price Per Share ($10.23)

                                    BOND FUND

CLASS A SHARES

    NET ASSETS ($16,527,548)   = Net Asset Value Per Share ($10.03)
------------------------------
Shares outstanding (1,647,992)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

           $10.03 = Public Offering Price Per Share ($10.56)
           ------
            .95

CLASS B SHARES

    Net Assets ($3,531,907)    = Net Asset Value and Public
----------------------------
Shares outstanding (352,313)     Offering Price Per Share ($10.02)

CLASS C SHARES


    Net Assets ($664,576)      = Net Asset Value AND Public
---------------------------
Shares outstanding (66,320)       Offering Price Per Share ($10.02)

                                CORNERSTONE FUND

CLASS A SHARES

   Net Assets ($48,382,876)    = Net Asset Value Per Share ($15.06)
------------------------------
Shares outstanding (3,212,050)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

           $15.06 = Public Offering Price Per Share ($15.85)
           ------
           .95

CLASS B SHARES

    Net Assets ($7,094,860)    = Net Asset Value AND Public
----------------------------
Shares outstanding (475,384)     Offering Price Per Share ($14.92)

Class C Shares

    Net Assets ($1,155,510)    = Net Asset Value AND Public
---------------------------
Shares outstanding (77,366)      Offering Price Per Share ($14.94)

                                 ENTERPRISE FUND

CLASS A SHARES

    Net Assets ($38,722,005)   = Net Asset Value Per Share ($15.94)
------------------------------
Shares outstanding (2,428,973)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

           $15.94 = Public Offering Price Per Share ($16.78)
           ------
            .95

CLASS B SHARES

    Net Assets ($4,871,486)    = Net Asset Value AND Public
----------------------------
Shares outstanding (311,533)     Offering Price Per Share ($15.64)

CLASS C SHARES

    Net Assets ($806,721)      = Net Asset Value AND Public
---------------------------
Shares outstanding (51,600)      Offering Price Per Share ($15.63)

                               INTERNATIONAL FUND

CLASS A SHARES

    Net Assets ($40,380,900)   = Net Asset Value Per Share ($11.42)
------------------------------
Shares outstanding (3,535,447)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

           $11.42 = Public Offering Price Per Share ($12.02)
           ------
            .95

CLASS C SHARES

    Net Assets ($1,810,902)    = Net Asset Value AND Public
----------------------------
Shares outstanding (158,872)     Offering Price Per Share ($11.40)

                              REDUCED SALES CHARGES

Special purchase plans are enumerated in the text of each Fund's Prospectus immediately following the caption "Special Purchase Plans" and are fully described below.

RIGHT OF ACCUMULATION-CUMULATIVE PURCHASE DISCOUNT

       The front end sales charge and contingent deferred sales charge applicable to each purchase of Class A shares and Class B shares, respectively, of the Advantus Load Funds is based on the next computed net asset value of all Class A, Class B and Class C shares of such Funds held by the shareholder (including dividends reinvested and capital gains distributions accepted in shares), plus the cost of all Class A, Class B and Class C shares of such Funds currently being purchased. It is the obligation of each shareholder desiring this discount in sales charge to notify MIMLIC Sales, through his or her dealer or otherwise, that he or she is entitled to the discount.

LETTER OF INTENT

       The applicable sales charge is based on total purchases over a 13-month period where there is an initial purchase equal to or exceeding $250, accompanied by filing with MIMLIC Sales a signed "Letter of Intent" form to purchase, and by in fact purchasing not less than $50,000 of shares in one of the Funds (except Money Market Fund) within that time. The 13-month period is measured from the date the Letter of Intent is approved by MIMLIC Sales, or at the purchaser's option, it may be made retroactive 90 days, in which case MIMLIC Sales will make appropriate adjustments on purchases during the 90-day period.

       In computing the total amount purchased for purposes of determining the applicable sales charge, the net asset value of Class A, Class B and Class C shares currently held in all Advantus Load Funds, on the date of the first purchase under the Letter of Intent, may be used as a credit toward Fund shares to be purchased under the Letter of Intent. Class A, Class B and Class C shares of all the Advantus Load Funds may also be included in the purchases during the 13-month period.

       The Letter of Intent includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. In the case of Class A shares, this is accomplished by holding 5% of the investor's initial purchase in escrow. If the investor's purchases equal those specified in the Letter of Intent, the escrow is released. If the purchases do not equal those specified in the Letter of Intent, he or she may remit to MIMLIC Sales an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to MIMLIC Sales on a timely basis, MIMLIC Sales will redeem the appropriate number of shares, and then release or deliver any remaining shares in the escrow account. In the case of Class B shares, if the investor fails to purchase shares in the amount indicated, the contingent deferred sales charge applicable to purchased Class B shares will be calculated without regard to the Letter of Intent. The Letter of Intent is not a binding obligation on the part of the investor to purchase, or the respective Fund to sell, the full amount indicated. Nevertheless, the Letter of Intent should be read carefully before it is signed.

COMBINING PURCHASES

       With respect to each of the Advantus Load Funds, purchases of Class A, Class B and Class C shares for any other account of the investor, or such person's spouse or minor children, or purchases on behalf of participants in a tax-qualified retirement plan may be treated as purchases by a single investor for purposes of determining the availability of a reduced sales charge.

PURCHASES OF CLASS A SHARES BY CERTAIN PERSONS AFFILIATED WITH THE FUND, ADVANTUS CAPITAL MIMLIC MANAGEMENT, TEMPLETON COUNSEL, MIMLIC SALES, MINNESOTA MUTUAL, OR ANY OF MINNESOTA MUTUAL'S OTHER AFFILIATED COMPANIES


       Directors and officers of Advantus Capital, MIMLIC Management, Templeton Counsel (with respect to International Fund only), MIMLIC Sales, the Funds, Minnesota Mutual, or any of Minnesota Mutual's other affiliated companies, and their full-time and part-time employees, sales representatives and retirees, any trust, pension, profit-sharing, or other benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendents of such persons, Minnesota Mutual and its affiliates themselves, advisory clients of Advantus Capital or MIMLIC Management, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with MIMLIC Sales, and certain accounts sold by registered investment advisers who charge clients a fee for their services may purchase Class A shares of the Advantus Load Funds at net asset value. These persons must give written assurance that they have bought for investment purposes, and that the securities will not be resold except through redemption or repurchase by, or on behalf of, the respective Fund. These persons are not required to pay a sales charge because of the reduced sales effort involved in their purchases.

                             SHAREHOLDER SERVICES

OPEN ACCOUNTS

       A shareholder's investment is automatically credited to an open account maintained for the shareholder by Minnesota Mutual. Stock certificates are not currently issued. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each year Minnesota Mutual sends to each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. A fee may be charged for providing duplicate information.

       The open account system provides for full and fractional shares expressed to four decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

       The costs of maintaining the open account system are paid by Advantus Capital in the case of the Advantus Load Funds. The costs of maintaining the open account system for Money Market Fund are paid by the Fund. No direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC INVESTMENT PLAN

       Each Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Systematic Investment Plan".

       The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and, in the case of the Advantus Load Funds, to employ the principle of dollar cost averaging, described below.

       By acquiring Fund shares on a regular basis pursuant to a Systematic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost Averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

       A Plan may be opened by indicating your intention to invest $25 or more monthly for at least one year. You will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

       An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs MIMLIC Sales in writing to pay them in cash. MIMLIC Sales reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than $250.

GROUP SYSTEMATIC INVESTMENT PLAN

       This Plan provides employers and employees with a convenient means for purchasing shares of each Fund under various types of employee benefit and thrift plans, including payroll withholding and bonus incentive plans. The Plan may be started with an initial cash investment of $50 per participant for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be held in a separate account in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. To keep his or her account open, subsequent payments totaling $25 per month must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Systematic Investment Plan" shall apply. The Plan may be terminated by MIMLIC Sales or the shareholder at any time upon reasonable notice.

AUTOMATIC INVESTMENT PLAN

       Each Fund offers an Automatic Investment Plan, which allows you to automatically invest a specified amount in the Fund each month.

       Shares of the respective Fund may be purchased through pre-authorized bank drafts. With the cooperation of your bank, you may authorize MIMLIC Sales to make a withdrawal from your checking account on the 1st or 15th day of each month in the amount you specify to purchase shares of the Fund at the public offering price next determined after receipt of the proceeds from your bank draft. A minimum initial investment of $25 is required, and the minimum subsequent monthly investment under this plan is $25.

       You may discontinue your Automatic Investment Plan at any time. Further information about the plans is available from MIMLIC Sales or your MIMLIC Sales representative.

GROUP PURCHASES

       An individual who is a member of a qualified group may also purchase shares of the Funds (except Money Market Fund) at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the Class A, Class B and Class C shares of the Funds being purchased by the individual member, but also the aggregate dollar value of such Class A, Class B and Class C shares previously purchased and currently held by other members of the group. Members of a qualified group may not be eligible for a Letter of Intent.

       A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable MIMLIC Sales to realize economies of scale in distributing such shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of MIMLIC Sales, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to MIMLIC Sales, and must seek, upon request, to arrange for payroll deduction or other bulk transmission of investments to the Funds.

RETIREMENT PLANS OFFERING TAX BENEFITS

       The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of any of the Funds. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRA's), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, e.g. 403(b) plans.

       The initial investment in each Fund by such a plan must be at least $250 for each participant in a plan, and subsequent investments must be at least $25 per month for each participant. Income dividends and capital gain distributions must be reinvested. Plan documents and further information can be obtained from MIMLIC Sales.

       An investor should consult a competent tax or other adviser as to the suitability of Fund shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects, including changes made by the Tax Reform Act of 1986.

SYSTEMATIC WITHDRAWAL PLANS

       An investor owning shares in any one of the Funds having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. The Plan is particularly convenient and useful for trustees in making periodic distributions to retired employees. Through this Plan a trustee can arrange for the retirement benefit to be paid directly to the employee by the respective Fund and to continue the tax-free accumulation of income and capital gains prior to their distribution to the employee. An investor may terminate the Plan at any time. A form for use in establishing such a plan is available from MIMLIC Sales.

       A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually, or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

       All shares under the Plan must be left on deposit. Income dividends and capital gain distributions will be reinvested without a sales charge at net asset value determined on the record date.

       Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the initial investment, particularly in the event of a decline in net asset value. In addition, withdrawal payments attributable to the redemption of Class B shares may be subject to a contingent deferred sales charge. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and MIMLIC Sales make no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan.

       Under this Plan, any distributions of income and realized capital gains must be reinvested in additional shares, and are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the respective Fund under this Plan, except in the case of Money Market Fund, other than by reinvestment of distributions, it should be understood that, in the case of

Class A shares, he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value, and, in the case of Class B shares, he or she would be purchasing such shares at net asset value while liquidations effected under the Plan would involve the payment of a contingent deferred sales charge. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously as it is not, as explained above, advantageous to do so.

EXCHANGE AND TELEPHONE TRANSFER PRIVILEGE

       The exchange and telephone transfer privileges available in connection with the Funds, the procedures for effecting such transactions and a description of the applicable charges, are described in each Fund's Prospectus in the text following the caption "Exchange and Telephone Transfer of Fund Shares."

       Telephone transfers and other exchanges may be made only between already open Fund accounts having identical registrations.

                                  REDEMPTIONS

       The procedures for redemption of Fund shares, and the charges applicable to redemptions of Class B shares, are summarized in the Prospectus in the text following the caption "Redemption of Fund Shares."


       Class B shares are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. See "Sales Charges-Class B Shares" and "Redemption of Fund Shares" in the Prospectus.


       The obligation of each of the Funds to redeem its shares when called upon to do so by the shareholder is mandatory with the following exceptions.

       Each Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

       Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

REINSTATEMENT PRIVILEGE

       The Prospectus for each of the Advantus Load Funds describes redeeming shareholders' reinstatement privileges in the text following the caption "Reinstatement Privilege." Written notice from persons wishing to exercise this reinstatement privilege must be received by MIMLIC Sales within 90 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption.

       See "Taxes" in the Prospectus for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge. Should an investor utilize the reinstatement privilege following a redemption which resulted in a loss, all or a portion of that loss might not be currently deductible for Federal income tax purposes, for an investor which is not tax-exempt. Exercising the reinstatement privilege would not alter any capital gains taxes payable on a realized gain, for an investor which is not tax-exempt. See discussion under "Taxes" in the Prospectus regarding the taxation of capital gains.

                       DISTRIBUTIONS AND TAX STATUS

GENERALLY

       The tax status of the Funds and the distributions which they may make are summarized in the text of the Prospectus following the caption "Taxes." During the fiscal year ended September 30, 1996, each Fund fulfilled, and each Fund intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Funds will not be liable for federal income taxes to the extent they distribute their taxable income to their shareholders.

INTERNATIONAL FUND

       Except for the transactions the Fund has identified as hedging transactions, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in forward currency contracts that are classified as part of a "mixed straddle," gain or loss recognized with respect to forward currency contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

       Sales of forward currency contracts that are intended to hedge against a change in the value of securities or currencies held by the Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

       It is expected that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the requirement under the Code that a regulated investment company derive at least 90% of its gross income from dividends interest, gains from the sale or disposition of securities, or otherwise from the business of investing in securities. Moreover, in connection with the Code requirement that a regulated investment company must derive less than 30% of its gross income from gains on the sale or disposition of stock, securities, or (in certain cases) forward contracts or foreign currencies held less than three months, the Fund may be required to defer the closing out of forward currency contracts beyond the time when it would otherwise be advantageous to do so. It is expected that unrealized gains on forward currency contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

       Any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a recognized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code
Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Section 1256 and 988, special provisions determine the character and timing of any income gain or loss. The Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

       Under the Code, the Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

ALL FUNDS

       Each Fund is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

       The foregoing relates only to federal taxation. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Fund distributions.

                              FINANCIAL STATEMENTS

The Funds' financial statements for the year ended September 30, 1996, including the financial highlights for each of the respective periods presented, appearing in each of the Fund's Annual Report to shareholders, and the reports thereon of the Funds' independent auditors, KPMG Peat Marwick LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information. Each Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                     APPENDIX A

                           MORTGAGE-RELATED SECURITIES

       Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to investors such as the Fund. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

UNDERLYING MORTGAGES

       Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool buy may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

       All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY

       Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.

AVERAGE LIFE

       The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

       As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS

       Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

       Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

                                APPENDIX B

                   BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

    Moody's Investors Service, Inc. describes its five highest ratings for corporate bonds and mortgage-related securities as follows:

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

          Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation describes its five highest ratings for corporate bonds and mortgage-related securities as follows:

              AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

              AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

              A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

              BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

              BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

       Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

       The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

       The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

              Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                                  APPENDIX C

                              FUTURES CONTRACTS


USE OF FUTURES CONTRACTS

       Prices of debt securities may be established in both the cash market and the futures market. In the cash market, debt securities are purchased and sold with payment for the full purchase price being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a debt security in the future for a set price on a certain date. Historically, prices established in the futures markets have tended to move generally and in the aggregate in concert with cash market prices and have maintained fairly predictable relationships. The Fund may use interest rate futures solely as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

       The Fund currently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

DESCRIPTION OF FUTURES CONTRACTS

       A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

       Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. See

"Risks of Futures Contracts", below, for a disclosure of the risks of being unable to close out a position before the settlement date.

       A public market now exists in futures contracts covering primarily the following financial instruments: long-term United States Treasury Bonds; Government National Mortgage Association modified pass-through mortgage-backed securities (GNMA); three month United States Treasury Bills; United States Treasury Notes; and bank certificates of deposit. It is expected that other financial instruments will be subject to futures contacts. There is a $100,000 minimum for futures contracts in United States Treasury Bonds, GNMA pass-through securities, and United States Treasury Notes, and a $1,000,000 minimum for contracts in United States Treasury Bills and bank certificates of deposit. The Fund may invest in interest rate futures contracts covering the financial instruments referred to above as well as in new types of such contracts that become available in the future. See "Example of Futures Contract Sale" and "Example of Futures Contract Purchase" below.

       Financial futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.
The Fund will pay a commission on each contract, including offsetting transactions. In addition, the Fund is required to maintain margin deposits with brokerage firms through which it enters into futures contracts. Currently, the initial margin deposit per contract is $1,500 for Treasury Bills and commercial paper and $2,000 for Treasury Bonds and GNMAs. The Fund will establish a custodial account with its bank custodian to hold initial margin deposits. The account will be in the name of the futures commission merchant through which the Fund entered into the futures contract. The futures commission merchant will be able to gain access to the assets held in this account only if he states that all conditions precedent to his right to direct disposition have been satisfied. Margin balances will be adjusted daily to reflect unrealized gains and losses on open contracts. The payments to or withdrawals from this account are known as variation margin payments. The Fund can withdraw amounts from this account in excess of the initial margin payments, and it is the Fund's intention to promptly make withdrawals of any such excess. If the margin account is depleted below the maintenance level (a fixed percentage of the initial margin), the Fund will be required to deposit an amount that will bring the margin account back up to its initial margin level. If the Fund has an unrealized gain above the amount of any net variation margin it has already received, the futures commission merchant, as of the close of that trading day, may receive, on behalf of the Fund, a variation margin payment from the clearing corporation in the amount of the gain. By 10:30 A.M. the next day, the futures commission merchant must notify the Fund of its entitlement to receive a variation margin payment from the margin account, and the Fund will promptly demand payment of such amount.

       When purchasing interest rate futures contracts, the Fund will deposit and maintain in a separate account with its custodian cash or cash equivalents in an amount equal to the market value of such futures contracts, less any margin deposited on the Fund's long position. These earmarked assets will be used to cover the Fund's obligation and will not be used to support any other transaction into which the Fund may enter.

RISKS IN FUTURES CONTRACTS

       One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and future markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by MIMLIC Management may still not result in a successful transaction.

       Another risk is that the Fund's investment adviser would be incorrect in its expectation as to the extent of various interest rate movements or the time span within which the movements take place. Closing out a futures contract purchase at a loss because of higher interest rates will generally have one of two consequences depending on whether, at the time of closing out, the "yield curve" is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities, because the price of long-term securities will likely have decreased. The closing out of the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates.

       A third risk in using interest rates futures contracts is the possibility that the value of such futures contracts will not vary in direct proportion to the value of the Fund's portfolio securities. Such deviations may result in the failure of the closing of futures transactions to completely offset decreases in the prices of debt securities in the Fund's portfolio or increases in the prices of debt securities which the Fund may wish to purchase.

       In addition, although the Fund will only purchase and sell futures contracts for which there is a public market, there can be no assurance that the Fund will be able to close out its position by entering into an offsetting transaction before the settlement date. In that event, the Fund will be required to deliver or accept the underlying securities in accordance with the terms of its commitment.

EXAMPLE OF FUTURES CONTRACT SALE

       The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

       In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

       The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

       If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

       The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

       For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

       Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

       The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

       If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

       In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

       The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

       Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities

("qualifying income"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.

                           PART C.  OTHER INFORMATION

                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


          (a) Financial statements: The Registrant's financial statements for the year ended September 30, 1996, including the financial highlights for each of the respective periods presented, appearing in the Registrant's Annual Report to Shareholders, and the report thereon of the Registrant's independent auditors, KPMG Peat Marwick LLP, also appearing therein, are incorporated by reference in the Statement of Additional Information included in Part B of this Registration Statement. The following financial statements are included in such Annual Report to Shareholders:


               (1)           Investments in Securities as of September 30, 1996.


               (2) Statement of Assets and Liabilities as of September 30, 1996.


               (3)           Statement of Operations for the year ended
                             September 30, 1996


               (4) Statement of Changes in Net Assets for the years ended September 30, 1996 and September 30, 1995.


               (5) Notes to Financial Statements, including Financial Highlights for the periods presented ended September 30, 1996


               (6)           Independent Auditors' Report


          (b)  Exhibits:


               (1)           Restated Articles of Incorporation for the
                             Registrant (1)


               (2)           Revised Bylaws of the Registrant (1)


               (4)(A)        Specimen common Class A share of the Registrant (1)


               (4)(B)        Specimen common Class B share of the Registrant (1)


               (4)(C)        Specimen common Class C share of the Registrant (1)


               (5) Investment Advisory Agreement between Advantus Capital Management, Inc. and the Registrant (1)


               (6)(A) Underwriting and Distribution Agreement between the Registrant and MIMLIC Sales Corporation (1)


               (6)(B) Dealer Sales Agreement between MIMLIC Sales Corporation, principal underwriter for the Registrant, and dealers (1)


               (8) Custodian Agreement between the Registrant and Bankers Trust Company (1)


               (9) Administrative Service Agreement between the Registrant and The Minnesota Mutual Life Insurance Company


               (10) Opinion and Consent of Dorsey & Whitney LLP for MIMLIC Mortgage Securities Income Fund, Inc.(1)


               (11)          Consent of KPMG Peat Marwick LLP


               (13) Letter of Investment Intent regarding the Registrant's initial capital (1)


               (15)(A) Plan of Distribution for Class A shares of the Registrant (1)


               (15)(B)       Plan of Distribution for Class B shares of
                             Registrant (1)


               (15)(C) Plan of Distribution for Class C shares of the Registrant (1)


               (16)          Calculations of Yield and Total Returns of the
                             Registrant (1)


               (17)(A) Financial Data Schedule for Class A shares of the Registrant


               (17)(B) Financial Data Schedule for Class B shares of the Registrant


               (17)(C) Financial Data Schedule for Class C shares of the Registrant


               (19) Power of Attorney to sign Registration Statement executed by Directors of Registrant
                           _____________________________


               (1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed January 26, 1996.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


Wholly-owned subsidiaries of The Minnesota Mutual Life Insurance Company:


          MIMLIC Asset Management Company
          The Ministers Life Insurance Company
          MIMLIC Corporation

          Minnesota Fire and Casualty Company
          Northstar Life Insurance Company (New York)
          Robert Street Energy, Inc.


Open-end registered investment company offering shares solely to separate accounts of The Minnesota Mutual Life Insurance Company:


          MIMLIC Series Fund, Inc.


Wholly-owned subsidiaries of MIMLIC Asset Management Company:


          MIMLIC Sales Corporation
          Advantus Capital Management, Inc.


Wholly-owned subsidiaries of Advantus Capital Management, Inc.:


          Advantus Venture Fund, Inc.
          Advantus Index 500 Fund, Inc.


Wholly-owned subsidiaries of MIMLIC Corporation:


          DataPlan Securities, Inc. (Ohio)
          MIMLIC Imperial Corporation
          MIMLIC Funding, Inc.
          MIMLIC Venture Corporation
          Personal Finance Company (Delaware)
          Wedgewood Valley Golf, Inc.
          Ministers Life Resources, Inc.
          Enterprise Holding Corporation
          HomePlus Agency, Inc.


Wholly-owned subsidiaries of Enterprise Holding Corporation:


          Oakleaf Service Corporation
          Lafayette Litho, Inc.
          Financial Ink Corporation
          Concepts in Marketing Research Corporation
          Concepts in Marketing Services Corporation
          National Association of Religious Professionals, Inc.


Wholly-owned subsidiary of Minnesota Fire and Casualty Company:


          HomePlus Insurance Company


Majority-owned subsidiaries of MIMLIC Imperial Corporation:


          J. H. Shoemaker Advisory Corporation
          Consolidated Capital Advisors, Inc.


Majority-owned subsidiary of MIMLIC Sales Corporation:


          MIMLIC Insurance Agency of Ohio, Inc.


Fifty percent-owned subsidiary of MIMLIC Imperial Corporation:


          C.R.I. Securities, Inc.

Majority-owned subsidiaries of The Minnesota Mutual Life Insurance Company:


          MIMLIC Life Insurance Company (Arizona)
          MIMLIC Cash Fund, Inc.
          Advantus Cornerstone Fund, Inc.
          Advantus Enterprise Fund, Inc.
          Advantus International Balanced Fund, Inc.


Less than majority owned, but greater than 25% owned, subsidiaries of The Minnesota Mutual Life Insurance Company:


          Advantus Money Market Fund, Inc.


Less than 25% owned subsidiaries of The Minnesota Mutual Life Insurance Company:


          Advantus Bond Fund, Inc.
          Advantus Horizon Fund, Inc.
          Advantus Spectrum Fund, Inc.
          Advantus Mortgage Securities Fund, Inc.


          Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

          As of November 30, 1996, a date within 90 days of the date of filing of this Registration Statement:


            Title of Class           Number of Record Holders
         Class A Common Shares                1,681
         Class B Common Shares                  342
         Class C Common Shares                   87


ITEM 27.  INDEMNIFICATION

          The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, to the full extent permitted by Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith; received no improper personal benefit and the Minnesota Statute dealing with directors' conflicts of interest, if applicable, has been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

          Section 17(h) of the Investment Company Act of 1940 provides that neither the charter, certificate of incorporation, articles of association, indenture of trust, nor the by-laws of any registered investment company, nor any other instrument pursuant to which such a company is organized or administered, shall contain any provisions which protects or purports to protect any director or officer of such company against any liability to the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his office. The staff of the Securities and Exchange Commission has stated that it is of the view that an indemnification provision does not violate Section 17(h) if it precludes indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties ("Disabling conduct") and sets forth reasonable and fair means for determining whether indemnification shall be made. In the staff's view, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors") or (b) an independent legal counsel in a written opinion. The dismissal of either a court action or administrative proceeding against an indemnitee for insufficiency of evidence of any disabling conduct with which he has been charged would, in the staff's view, provide reasonable assurance that he was not liable by reason of disabling conduct. The staff also believes that a determination by the vote of a majority of a quorum of disinterested, non-party directors would provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Directors and Officers       Office with
of Investment Adviser     Investment Adviser      Other Business
---------------------     ------------------      --------------
Connections
-----------

Paul H. Gooding      President and       President, Treasurer and
                     Director            Director, MIMLIC Asset Management
                                         Company; President, Secretary and
                                         Director, MIMLIC Corporation;
                                         Director, MIMLIC Imperial Corporation;
                                         Director, MIMLIC Venture
                                         Corporation; Vice President and
                                         Director, MIMLIC Funding, Inc.; Vice
                                         President and Director, Robert Street
                                         Energy, Inc.; Vice President,
                                         Director, Personal Finance Company;
                                         Vice President and Treasurer, The

                                         Minnesota Mutual Life Insurance
                                         Company

James P. Tatera      Senior Vice         Vice President and Chief
                     President,          Equity Portfolio Manager, MIMLIC Asset
                     Treasurer and       Management Company; Vice President,
                     Director            MIMLIC Funding, Inc.; Second Vice
                                         President, The Minnesota Mutual Life
                                         Insurance Company

Thomas A. Gunderson  Vice President      None

Kent R. Weber        Vice President      None


Wayne R. Schmidt     Vice President      Secretary and Treasurer,
                                         MIMLIC Funding, Inc.; Treasurer and
                                         Assistant Secretary, Robert Street
                                         Energy, Inc.; Vice President and
                                         Secretary, MIMLIC Imperial
                                         Corporation


Matthew D. Finn      Vice President      President, Unified Capital
                                         Management, Inc.

Jeffrey R. Erickson  Vice President      None

Kevin J. Hiniker     Secretary           Senior Attorney, MIMLIC Asset
                                         Management Company

ITEM 29.  PRINCIPAL UNDERWRITERS


(a) MIMLIC Sales currently acts as a principal underwriter for the following investment companies:


          Advantus Horizon Fund, Inc.
          Advantus Spectrum Fund, Inc.
          Advantus Mortgage Securities Fund, Inc.
          Advantus Money Market Fund, Inc.
          Advantus Bond Fund, Inc.
          Advantus Cornerstone Fund, Inc.
          Advantus Enterprise Fund, Inc.
          Advantus International Balanced Fund, Inc.

          Advantus Venture Fund, Inc.
          Advantus Index 500 Fund, Inc.
          MIMLIC Cash Fund, Inc.
          Minnesota Mutual Variable Fund D
          Minnesota Mutual Variable Annuity Account
          Minnesota Mutual Variable Life Account
          Minnesota Mutual Group Variable Annuity Account
          Minnesota Mutual Variable Universal Life Account


          (b) The name and principal business address, positions and offices with MIMLIC Sales, and positions and offices with Registrant of each director and officer of MIMLIC Sales is as follows:


                                Positions and               Positions and
Name and Principal              Offices                     Offices
Business Address                with Underwriter            with Registrant
------------------              ----------------            ---------------


Robert E. Hunstad               Chairman of the Board       None
The Minnesota Mutual            and Director
  Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101


George I. Connolly              President, Chief            None
MIMLIC Sales Corporation        Executive Officer and
400 Robert Street North         Director
St. Paul, Minnesota 55101


Margaret Milosevich             Vice President, Chief       None
MIMLIC Sales Corporation        Operations Officer and
400 Robert Street North         Treasurer
St. Paul, Minnesota 55101


Dennis E. Prohofsky             Director and Secretary      None
The Minnesota Mutual
  Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101


Thomas L. Clark                 Assistant Secretary and     None
MIMLIC Sales Corporation        Assistant Treasurer
400 Robert Street North
St. Paul, Minnesota 55101


Margaret A. Berg                Assistant Secretary         None
The Minnesota Mutual
  Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

          (c)  Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The physical possession of the accounts, books and other documents required to be maintained by Section 3(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Mutual, 400 Robert Street North, St. Paul, Minnesota 55101; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by the following custodian:

          Bankers Trust Company
          280 Park Avenue
          New York, New York  10017

ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

          (a)  Not applicable.

          (b)  Not applicable.

          (c) The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders containing the information called for by Item 5A.

                                  SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Paul and the State of Minnesota on the 29th day of January, 1997.



                             ADVANTUS MORTGAGE SECURITIES FUND, INC.
                                         Registrant



                             By   /s/  Paul H. Gooding
                                ----------------------------------
                                   Paul H. Gooding, President



        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



  /s/  Paul H. Gooding         President (principal
-----------------------------  executive officer)             January 29, 1997
      Paul H. Gooding          and Director


 /s/ Frederick P. Feuerherm     Director and Treasurer
-----------------------------   (principal financial
    Frederick P. Feuerherm      and accounting officer)       January 29, 1997


      Ralph D. Ebbott*          Director                  )
-----------------------------                             )
      Ralph D. Ebbott                                     )
                                                          )   By  /s/  Paul H. Gooding
                                                          )     ---------------------------
                                                          )           Paul H. Gooding
                                                          )           Attorney-in-Fact
      Charles E. Arner*         Director                  )
-----------------------------                             )
       Charles E. Arner                                   )   Dated: January 29, 1997
                                                          )
      Ellen S. Berscheid*       Director                  )
------------------------------                            )
      Ellen S. Berscheid                                  )

_______________




*Registrant's director executing power of attorney dated July 31, 1996, a copy of which is filed herewith.

                  ADVANTUS MORTGAGE SECURITIES FUND, INC.

                                 EXHIBITS

                                  EXHIBIT INDEX


EXHIBIT NUMBER AND DESCRIPTION


             (1)             Restated Articles of Incorporation for the
                             Registrant (1)


             (2)             Revised Bylaws of the Registrant (1)


             (4)(A)          Specimen common Class A share of the
                             Registrant (1)


             (4)(B)          Specimen common Class B share of the
                             Registrant (1)


             (4)(C)          Specimen common Class C share of the
                             Registrant (1)


             (5) Investment Advisory Agreement between Advantus Capital Management, Inc. and the Registrant (1)


             (6)(A) Underwriting and Distribution Agreement between the Registrant and MIMLIC Sales Corporation (1)


             (6)(B) Dealer Sales Agreement between MIMLIC Sales Corporation, principal underwriter for the Registrant, and dealers (1)


             (8) Custodian Agreement between the Registrant and Bankers Trust Company (1)


             (9) Administrative Service Agreement between the Registrant and The Minnesota Mutual Life Insurance Company


             (10) Opinion and Consent of Dorsey & Whitney LLP for MIMLIC Mortgage Securities Income Fund, Inc.(1)


             (11)            Consent of KPMG Peat Marwick LLP


             (13) Letter of Investment Intent regarding the Registrant's initial capital (1)


             (15)(A) Plan of Distribution for Class A shares of the Registrant (1)


             (15)(B)         Plan of Distribution for Class B shares of
                             Registrant (1)


             (15)(C) Plan of Distribution for Class C shares of the Registrant (1)


             (16) Calculations of Yield and Total Returns of the Registrant (1)


             (17)(A) Financial Data Schedule for Class A shares of the Registrant


             (17)(B) Financial Data Schedule for Class B shares of the Registrant


             (17)(C) Financial Data Schedule for Class C shares of the Registrant


             (19) Power of Attorney to sign Registration Statement executed by Directors of Registrant
                           _____________________________


             (1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed January 26, 1996.